Exhibit 10.27

EXECUTION VERSION

ZIPCAR VEHICLE FINANCING LLC,

as Issuer

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee

BASE INDENTURE

Dated as of May 24, 2010

Car Sharing Asset Backed Notes

(Issuable in Series)

2

3

4

5

6

BASE INDENTURE, dated as of May 24, 2010, between ZIPCAR VEHICLE FINANCING LLC, a special purpose limited liability company established under the laws of Delaware, as issuer (“ZVF”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as trustee (in such capacity, the “Trustee”).

W I T N E S S E T H:

WHEREAS, ZVF has duly authorized the execution and delivery of this Base Indenture to provide for the issuance from time to time of one or more non-segregated Series of Car Sharing Asset Backed Notes sharing in the collateral granted hereunder (the “Notes”) and/or one or more segregated Series of Car Sharing Asset Backed Notes sharing in collateral specified in one or more applicable series supplements (the “Segregated Notes” and, together with the Notes, the “Indenture Notes”), issuable as provided in this Base Indenture; and

WHEREAS, all things necessary to make this Base Indenture a legal, valid and binding agreement of ZVF, enforceable in accordance with its terms, have been done, and ZVF proposes to do all the things necessary to make the Indenture Notes, when executed by ZVF and authenticated and delivered by the Trustee hereunder and duly issued by ZVF, the legal, valid and binding obligations of ZVF as hereinafter provided;

NOW, THEREFORE, for and in consideration of the premises and the receipt of the Indenture Notes by the Indenture Noteholders, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Indenture Noteholders, as follows:

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1. Definitions.

Certain capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached hereto as Schedule I (the “Definitions List”), as such Definitions List may be amended or modified from time to time in accordance with the provisions hereof.

Section 1.2. Cross-References.

Unless otherwise specified, references in the Indenture and in each other Related Document to any Article or Section are references to such Article or Section of this Base Indenture or such other Related Document, as the case may be and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

Section 1.3. Accounting and Financial Determinations; No Duplication.

Where the character or amount of any asset or liability or item of income or expense is required to be determined, or any accounting computation is required to be made, for the purpose of the Indenture or any other Related Document, such determination or calculation shall be made, to the extent applicable and except as otherwise specified in the Indenture, in accordance with GAAP. When used herein or in any other Related Document, the term “financial statement” shall include the notes and schedules thereto. All accounting determinations and computations hereunder or under any other Related Documents shall be made without duplication.

Section 1.4. Rules of Construction.

In the Indenture, unless the context otherwise requires:

(a) the singular includes the plural and vice versa;

(b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by the Indenture, and reference to any Person in a particular capacity only refers to such Person in such capacity;

(c) reference to any gender includes the other gender;

(d) reference to any Requirement of Law means such Requirement of Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time;

(e) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; and

(f) with respect to the determination of any period of time, “from” means “from and including” and “to” means “to but excluding”.

ARTICLE II THE NOTES

Section 2.1. Designation and Terms of Notes.

Each Series of Indenture Notes shall be substantially in the form specified in the applicable Series Supplement and shall bear, upon its face, the designation for such Series of Indenture Notes to which it belongs as selected by ZVF, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted hereby or by the applicable Series Supplement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined to be appropriate by the Authorized Officer executing such Indenture Notes, as evidenced by his execution of the Indenture Notes. All Indenture Notes of any Series of Indenture Notes shall, except as specified in the applicable Series Supplement, be equally and ratably entitled as provided herein to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Base Indenture and the applicable Series Supplement. The aggregate principal amount of Indenture Notes which may be authenticated and delivered under the Indenture is unlimited. The Indenture Notes of each Series of Indenture Notes shall be issued in the denominations set forth in the applicable Series Supplement.

Section 2.2. Notes Issuable in Series.

(a) The Indenture Notes may be issued in one or more Series of Indenture Notes. Each Series of Indenture Notes shall be created by a Series Supplement.

(b) Indenture Notes of a new Series of Indenture Notes may from time to time be executed by ZVF and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon the receipt by the Trustee of a Company Request at least two (2) Business Days (or such shorter time as is acceptable to the Trustee) in advance of the related Series Closing Date and upon delivery by ZVF to the Trustee, and receipt by the Trustee, of the following:

(i) a Company Order authorizing and directing the authentication and delivery of the Indenture Notes of such new Series of Indenture Notes by the Trustee and specifying the designation of such new Series of Indenture Notes, the Initial Principal Amount (or the method for calculating the Initial Principal Amount) of such new Series of Indenture Notes to be authenticated and the Note Rate with respect to such new Series of Indenture Notes;

(ii) a Series Supplement satisfying the criteria set forth in Section 2.3 executed by ZVF and the Trustee and specifying the Principal Terms of such new Series of Indenture Notes;

(iii) each related Enhancement Agreement, if any, executed by each of the parties thereto, other than the Trustee;

(iv) written confirmation from each Rating Agency, if any, that the Rating Agency Condition with respect to each Series of Indenture Notes Outstanding (other than any such Series of Indenture Notes with respect to which an Amortization Event or Potential Amortization Event is continuing as of the date of the issuance of the new Series of Indenture Notes or will occur as a result of the issuance of the new Series of Indenture Notes) shall have been satisfied with respect to such issuance;

(v) (x) solely in connection with the issuance of a Series of Notes, an Officer’s Certificate of ZVF dated as of the applicable Series Closing Date to the effect that (A) no Limited Liquidation Event of Default or Enhancement Deficiency with respect to any Series of Notes Outstanding is continuing or will occur as a result of the issuance of such new Series of Notes, (B) no Liquidation Event of Default, Aggregate Asset Amount Deficiency, Operating Lease Event of Default or Potential Operating Lease Event of Default is continuing or will occur as a result of the issuance of such new Series of Notes and (C) consent has been obtained from the Required Noteholders of each Series of Notes (i) with respect to which an Amortization Event or Potential Amortization Event is continuing as of the date of the issuance of such new Series of Notes or will occur as a result of the issuance of such new Series of Notes and (ii) that will remain Outstanding immediately following the issuance of such new Series of Notes and (D) all conditions precedent provided in this Base Indenture and the related Series Supplement with respect to the authentication and delivery of the new Series of Notes have been satisfied and (y)

solely in connection with the issuance of a Segregated Series of Notes, an Officer’s Certificate of ZVF dated as of the applicable Series Closing Date to the effect that all conditions precedent provided in this Base Indenture and the related Segregated Series Supplement with respect to the authentication and delivery of such new Segregated Series of Notes have been satisfied;

(vi) a Tax Opinion;

(vii) evidence that each of the parties to the Related Documents with respect to the new Series of Indenture Notes has covenanted and agreed in such Related Documents that, prior to the date which is one year and one day after the payment in full of the latest maturing Indenture Note, it will not institute against, or join with any other Person in instituting, against ZVF any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law;

(viii) unless otherwise specified in the related Series Supplement, an Opinion of Counsel, subject to the assumptions and qualifications stated therein, and in a form substantially acceptable to the Trustee, dated the applicable Closing Date, substantially to the effect that:

(A)	all instruments furnished to the Trustee conform to the requirements of this Base Indenture and the related Series Supplement and constitute all the documents required to be delivered hereunder and thereunder for the Trustee to authenticate and deliver the new Series of Indenture Notes, and all conditions precedent provided for in this Base Indenture and the related Series Supplement with respect to the authentication and delivery of the new Series of Indenture Notes have been complied with;

(B)	the related Series Supplement has been duly authorized, executed and delivered by ZVF;

(C)	the new Series of Indenture Notes has been duly authorized and executed and, when authenticated and delivered in accordance with the provisions of this Base Indenture and the related Series Supplement, will constitute valid, binding and enforceable obligations of ZVF entitled to the benefits of this Base Indenture and the related Series Supplement, subject, in the case of enforcement, to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity; and

(D)	the related Series Supplement is a legal, valid and binding agreement of ZVF, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and to general principles of equity; and

(ix) such other documents, instruments, certifications, agreements or other items as the Trustee may reasonably require.

Upon satisfaction of such conditions, the Trustee shall authenticate and deliver, as provided above, such Series of Indenture Notes upon execution thereof by ZVF.

(c) Prior to the issuance of any Series of Indenture Notes, ZVF shall review the estimated costs and expenses of such issuance with the Lessee and ZVF shall not issue any Series of Indenture Notes if the Lessee shall have notified ZVF of its objection to such costs and expenses.

Section 2.3. Series Supplement for Each Series of Indenture Notes.

(a) In conjunction with the issuance of a new Series of Indenture Notes, the parties hereto shall execute a Series Supplement, which shall specify the relevant terms with respect to such new Series of Indenture Notes, which may include without limitation:

(i) its name or designation;

(ii) the Initial Principal Amount or the method of calculating the Initial Principal Amount with respect to such Series of Indenture Notes;

(iii) the Note Rate with respect to such Series of Indenture Notes;

(iv) the applicable Series Closing Date;

(v) each Rating Agency, if any, rating such Series of Indenture Notes;

(vi) the name of the Clearing Agency, if any;

(vii) the Payment Dates with respect to such Series of Indenture Notes and the date or dates from which interest shall accrue;

(viii) with respect to any Series of Notes, the method of allocating collections to such Series and with respect to any Segregated Series of Notes, the method of allocating collections with respect to such Segregated Series;

(ix) with respect to any Series of Indenture Notes, whether the Indenture Notes of such Series or Segregated Series, as applicable, will be issued in multiple Classes and, if so, the method of allocating collections allocated to such Series among such Classes and the rights and priorities of each such Class;

(x) the method by which the principal amount of the Indenture Notes of such Series of Indenture Notes shall amortize or accrete;

(xi) the names of any Series Accounts to be used by such Series of Indenture Notes and the terms governing the operation of any such account and the use of moneys therein;

(xii) any applicable deposit of funds to be made in any Series Account on the Series Closing Date;

(xiii) the terms of any related Enhancement and the Enhancement Provider thereof, if any;

(xiv) whether the Indenture Notes of such Series of Indenture Notes may be issued in bearer form and any limitations imposed thereon;

(xv) the maturity dates of such Series of Indenture Notes; and

(xvi) any other relevant terms of such Series of Indenture Notes (including whether or not such Series of Indenture Notes will be pledged as collateral for an issuance by an Affiliate Issuer) (all such terms, the “Principal Terms” of such Series of Indenture Notes).

(b) (i) A Series Supplement may specify that the related Series of Indenture Notes (each, a “Segregated Series”) will have collateral that is to be solely for the benefit of the Segregated Noteholders of such Segregated Series and any other Segregated Series of Notes specified in such Series Supplement (such collateral being referred to as “Series-Specific Collateral”). If any Series-Specific Collateral with respect to such Segregated Series of Notes is specified, such Series Supplement shall expressly designate the related Series of Indenture Notes as a “Segregated Series” for purposes of this Base Indenture; provided, however, that no such Segregated Series of Notes will be issued unless (x) the Rating Agency Condition is satisfied with respect to each Series of Indenture Notes Outstanding that is rated by a Rating Agency, (y) ZVF shall have delivered to the Trustee an Officer’s Certificate to the effect that the issuance of such Segregated Series of Notes will not have a material adverse effect (excluding any impact from the dilution of the interests or voting percentage of the existing Indenture Noteholders as a result of such issuance) upon the Indenture Noteholders of any Series of Indenture Notes Outstanding at the time of the issuance of the Segregated Series of Notes, and (z) the applicable Series Supplement provides, in form satisfactory to the Trustee, for the changes and modifications to the Indenture and the other Related Documents as are described in clause (ii) below.

(ii) In the event any Segregated Series of Notes is issued, the related Series Supplement will provide that (A) the Servicer shall determine the Series-Specific Collateral for such Segregated Series of Notes, notify the Collateral Agent and Trustee with respect to such Series-Specific Collateral, and the Servicer will identify the Series-Specific Collateral for such Segregated Series of Notes such that (x) the Series-Specific Collateral will secure only the Segregated Series of Notes to which such Series-Specific Collateral is applicable, (y) the Indenture Noteholders with respect to any other Series of Indenture Notes will not be entitled to the benefit of such Series-Specific Collateral and (z) the Indenture Noteholders of such Segregated Series of Notes will not be entitled to the benefit of the Collateral or any Series-Specific Collateral securing other Segregated Series of Notes, (B) the Trustee will adjust the allocations and distributions to be made under the Indenture as calculated and determined by the Servicer and at the written direction of the Servicer so that the Indenture Noteholders with respect to the Segregated Series of Notes will be entitled to allocations and distributions arising solely from the Series-Specific Collateral related to such Segregated Series of Notes and the Noteholders will be entitled to allocations and distributions arising solely from the Collateral, (C) the Collateral Agent shall (x) establish and maintain a Segregated Collection Account with respect to each Segregated Series or group of Segregated Series of Notes sharing in the same Series-Specific Collateral, into which collections on such Series-Specific Collateral will be deposited and (y) hold its lien encumbering the Collateral for the benefit of the Notes and hold its lien encumbering the Series-Specific Collateral for the benefit of the applicable Segregated Series of Notes, (D) the Indenture Noteholders of any Segregated Series of Notes, subject to the limitations contained in this Base Indenture and the applicable Series Supplement, will be entitled to direct the Trustee and the Collateral Agent in writing to exercise the remedies granted to such Segregated Series of Notes under the Indenture, the Collateral Agency Agreement and each other Related Document solely on behalf of such Segregated Series of Notes, (E) separate monthly reports and other information will be furnished under the Indenture to the holders of the Segregated Series of Notes for the Series-Specific Collateral, which monthly reports and other information will be described in the Series Supplement for such Segregated Series of Notes, (F) a Segregated Series Lease and, if applicable, separate collateral agency agreements and/or nominee agreements pertaining to the Series-Specific Collateral have been or will be entered into by ZVF and each such document will be executed and delivered by Zipcar, a title nominee, if any, the Trustee and a collateral agent, as applicable, (G) to the extent specified in the Series Supplement for such Segregated Series of Notes, ZVF and Zipcar, as the case may be, will take such actions as are necessary to perfect (1) the interest of the Collateral Agent (or any other collateral agent designated by ZVF) in the Series-Specific Collateral and (2) the Trustee’s interest on behalf of the Segregated Noteholders of such Segregated Series in the Series-Specific Collateral, (H) subject to Article XII, amendments will be made to the Indenture and the other Related Documents, if necessary, to reflect the foregoing, which amendments will, among other things, provide for revisions to the term “Related Documents” and such other terms as may be appropriate to reflect the creation of the Segregated Series, provided that any such amendment shall not have a material adverse effect (excluding any impact from the dilution of the percentage interests in the Collateral or voting percentage of the existing Indenture Noteholders as a result of such issuance) on the Indenture Noteholders of any Series of Indenture Notes Outstanding unless the Required Noteholders of such Series of Indenture Notes shall have given their prior written consent thereto (and, with respect to each Series, the Trustee may conclusively rely on an Officer’s Certificate of ZVF as sufficient evidence of such lack of a material adverse effect), (I) the relative rights and priorities with respect to the Series-Specific Collateral relating to such Segregated Series of Notes are adequately defined, (J) for purposes of the Segregated Series, terms that are defined both in the applicable Series Supplement and in the Definitions List, shall for purposes of such Series Supplement and the Base Indenture as it relates to such Segregated Series, have the meanings assigned to them in such Series Supplement and (K) provisions with respect to such Segregated Series of Notes will be incorporated which are substantially similar to those contained in Sections 3.2, 3.3, 3.4 and 3.5 and Articles 4, 5, 6, 7, 8, 9, 10 (other than 10.6(b)) and 13.

Section 2.4. Execution and Authentication.

(a) The Indenture Notes shall, upon issue pursuant to Section 2.2, be executed on behalf of ZVF by an Authorized Officer by manual or facsimile signature and delivered by ZVF to the Trustee for authentication and redelivery as provided herein. If an Authorized Officer whose signature is on an Indenture Note no longer holds that office at the time the Indenture Note is authenticated, the Indenture Note shall nevertheless be valid.

(b) At any time and from time to time after the execution and delivery of the Indenture, ZVF may deliver Indenture Notes of any particular Series of Indenture Notes executed by ZVF to the Trustee for authentication, together with one or more Company Orders for the authentication and delivery of such Indenture Notes, and the Trustee, in accordance with such Company Order and the Indenture, shall authenticate and deliver such Indenture Notes.

(c) No Indenture Note shall be entitled to any benefit under the Indenture or be valid for any purpose unless there appears on such Indenture Note a certificate of authentication substantially in the form provided for herein, duly executed by the Trustee by the manual signature of a Trust Officer (and the Luxembourg agent (the “Luxembourg Agent”), if the Indenture Notes of the Series of Indenture Notes to which such Indenture Note belongs are listed on the Luxembourg Stock Exchange and the Luxembourg Stock Exchange so requires). Such signatures on such certificate shall be conclusive evidence, and the only evidence, that the Indenture Note has been duly authenticated under the Indenture. The Trustee may appoint an authenticating agent acceptable to ZVF to authenticate Indenture Notes. Unless limited by the term of such appointment, an authenticating agent may authenticate Indenture Notes whenever the Trustee may do so. Each reference in the Indenture to authentication by the Trustee includes authentication by such agent. The Trustee’s certificate of authentication shall be in substantially the following form:

This is one of the Indenture Notes1 of a Series of Indenture Notes issued under the within mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:
Authorized Signatory

(d) Each Indenture Note shall be dated and issued as of the date of its authentication by the Trustee.

(e) Notwithstanding the foregoing, if any Indenture Note shall have been authenticated and delivered hereunder but never issued and sold by ZVF, and ZVF shall deliver such Indenture Note to the Trustee for cancellation as provided in Section 2.14 together with a written statement (which need not comply with Section 13.3 and need not be accompanied by an Opinion of Counsel) stating that such Indenture Note has never been issued and sold by ZVF, for all purposes of the Indenture such Indenture Note shall be deemed never to have been authenticated and delivered hereunder and shall not be entitled to the benefits of the Indenture.

[1]	“Indenture Notes” may be replaced with “Notes” in the Authentication of a Note.

The Trustee shall have the right to decline to authenticate and deliver any Indenture Notes under this Section 2.4 if the Trustee, based on the written advice of counsel, determines that such action may not lawfully be taken.

Section 2.5. Registrar and Paying Agent.

(a) ZVF shall (i) maintain an office or agency where Indenture Notes may be presented for registration of transfer or for exchange (the “Registrar”) and (ii) appoint a paying agent (which shall satisfy the eligibility criteria set forth in Section 10.8(a)) (“Paying Agent”) at whose office or agency Indenture Notes may be presented for payment. The Registrar shall keep a register of the Indenture Notes and of their transfer and exchange (the “Note Register”). ZVF may appoint one or more co-registrars and one or more additional paying agents. The term “Paying Agent” includes any additional paying agent and the term “Registrar” includes any co-registrars. ZVF may change any Paying Agent or Registrar without prior notice to any Indenture Noteholder. ZVF shall notify the Trustee in writing of the name and address of any Agent not a party to this Base Indenture. The Trustee is hereby initially appointed as the Registrar, Paying Agent and agent for service of notices and demands in connection with the Indenture Notes.

(b) ZVF shall enter into an appropriate agency agreement with any Agent not a party to this Base Indenture. Such agency agreement shall implement the provisions of this Base Indenture that relate to such Agent. If ZVF fails to maintain a Registrar or Paying Agent, the Trustee shall act as such, and shall be entitled to appropriate compensation in accordance with this Base Indenture until ZVF shall appoint a replacement Registrar or Paying Agent, as applicable.

Section 2.6. Paying Agent to Hold Money in Trust.

(a) ZVF will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 2.6, that such Paying Agent will:

(i) hold all sums held by it for the payment of amounts due with respect to the Indenture Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Trustee notice of any default by ZVF of which it has actual knowledge in the making of any payment required to be made with respect to the Indenture Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

(iv) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Indenture Notes if at any time it ceases to meet the standards required to be met by a Trustee hereunder at the time of its appointment; and

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Indenture Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(b) ZVF may at any time, for the purpose of obtaining the satisfaction and discharge of the Indenture or for any other purpose, by Company Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

(c) Subject to applicable laws with respect to escheat of funds, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Indenture Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to ZVF on Company Request; and the Indenture Noteholder of such Indenture Note shall thereafter, as an unsecured general creditor, look only to ZVF for payment thereof (but only to the extent of the amounts so paid to ZVF), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may, at the expense of ZVF, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York City, and (if the related Series of Indenture Notes has been listed on the Luxembourg Stock Exchange) in a newspaper customarily published on each Business Day and of general circulation in London and Luxembourg, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to ZVF. The Trustee may also adopt and employ, at the expense of ZVF, any other reasonable means of notification of such repayment.

Section 2.7. Noteholder List.

The Trustee will furnish or cause to be furnished by the Registrar to ZVF or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from ZVF or the Paying Agent, respectively, in writing, a list of the names and addresses of the Indenture Noteholders of each Series of Indenture Notes as of the most recent Record Date for payments to such Indenture Noteholders. Unless otherwise provided in the applicable Series Supplement, holders of Indenture Notes of any Series of Indenture Notes having an aggregate Principal Amount of not less than 10% of the aggregate Principal Amount of such Series of Indenture Notes (the “Applicants”) may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other Indenture Noteholders of any Series of Indenture Notes with respect to their rights under the Indenture or under the Indenture Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Registrar to afford such Applicants access during normal business hours to the most recent list of Indenture Noteholders held by the Trustee and shall give ZVF notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants’ request. Every Indenture Noteholder, by receiving and holding an Indenture Note, agrees with the Trustee that neither the Trustee, the Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Indenture Noteholders hereunder, regardless of the source from which such information was obtained.

The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Indenture Noteholders of each Series of Indenture Notes. If the Trustee is not the Registrar, ZVF shall furnish to the Trustee at least seven Business Days before each Payment Date and at such other time as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Indenture Noteholders of each Series of Indenture Notes.

Section 2.8. Transfer and Exchange.

(a) Upon surrender for registration of transfer of any Indenture Note at the office or agency of the Registrar, if the requirements of Sections 2.8 (e) and (f) and Section 8-401(a) of the UCC are met, ZVF shall execute, and after ZVF has executed the Trustee shall authenticate and deliver to the Indenture Noteholder, in the name of the designated transferee or transferees, one or more new Indenture Notes, in any authorized denominations, of the same Class and a like principal amount. At the option of any Indenture Noteholder, Indenture Notes may be exchanged for other Indenture Notes of the same Series of Indenture Notes and Class in authorized denominations of like principal amount, upon surrender of the Indenture Notes to be exchanged at any office or agency of the Registrar maintained for such purpose. Whenever Indenture Notes of any Series of Indenture Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, ZVF shall execute and after ZVF has executed, the Trustee shall authenticate and deliver to the Indenture Noteholder, the Indenture Notes which the Indenture Noteholder making the exchange is entitled to receive.

(b) Every Indenture Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Indenture Noteholder thereof or such Indenture Noteholder’s attorney duly authorized in writing, and (ii) accompanied by such other documents as the Trustee may require. ZVF shall execute and deliver to the Trustee or the Registrar, as applicable, Indenture Notes in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under the Indenture and the Indenture Notes.

(c) All Indenture Notes issued upon any registration of transfer or exchange of the Indenture Notes shall be the valid obligations of ZVF, evidencing the same debt, and entitled to the same benefits under the Indenture, as the related Indenture Notes surrendered upon such registration of transfer or exchange.

(d) The preceding provisions of this Section 2.8 notwithstanding, the Trustee or the Registrar, as the case may be, shall not be required to register the transfer or exchange of any Indenture Note of any Series of Indenture Notes for a period of 15 days preceding the due date for payment in full of the Indenture Notes of such Series of Indenture Notes.

(e) Unless otherwise provided in the applicable Series Supplement, no service charge shall be payable for any registration of transfer or exchange of Indenture Notes, but ZVF or the Registrar may require payment by the Indenture Noteholder of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Indenture Notes.

(f) Unless otherwise provided in the applicable Series Supplement, registration of transfer of Indenture Notes containing a legend relating to the restrictions on transfer of such Indenture Notes (which legend shall be set forth in the applicable Series Supplement) shall be effected only if the conditions set forth in such applicable Series Supplement are satisfied. Notwithstanding any other provision of this Section 2.8 and except as otherwise provided in Section 2.13, the typewritten Indenture Note or Indenture Notes representing Book-Entry Notes for any Series of Indenture Notes may be transferred, in whole but not in part, only to another nominee of the Clearing Agency for such Series of Indenture Notes, or to a successor Clearing Agency for such Series of Indenture Notes selected or approved by ZVF or to a nominee of such successor Clearing Agency, only if in accordance with this Section 2.8 and Section 2.12.

(g) If the Indenture Notes are listed on the Luxembourg Stock Exchange, the Trustee or the Luxembourg Agent, as the case may be, shall send to ZVF upon any transfer or exchange of any Indenture Note information reflected in the copy of the register for the Indenture Notes maintained by the Registrar or the Luxembourg Agent, as the case may be.

(h) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Indenture Note (including any transfers between or among Depository participants or beneficial owners of interests in any certificated Indenture Note or global Indenture Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

Section 2.9. Persons Deemed Owners.

Prior to due presentment for registration of transfer of any Indenture Note, the Trustee, any Agent and ZVF may deem and treat the Person in whose name any Indenture Note is registered (as of the day of determination) as the absolute owner of such Indenture Note for the purpose of receiving payment of principal of and interest on such Indenture Note and for all other purposes whatsoever, whether or not such Indenture Note is overdue, and neither the Trustee, any Agent nor ZVF shall be affected by notice to the contrary.

Section 2.10. Replacement Notes.

(a) If (i) any mutilated Indenture Note is surrendered to the Trustee, or the Trustee receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Indenture Note, and (ii) there is delivered to the Trustee such security or indemnity as may be reasonably required by it to hold ZVF and the Trustee harmless then, provided that the requirements of Section 8-405 of the UCC are met, ZVF shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Indenture Note, a replacement Indenture Note; provided, however, that if any such destroyed, lost or stolen Indenture Note, but not a mutilated Indenture Note, shall have become or within seven days shall be due and payable in full or shall have been called for redemption, instead of issuing a replacement Indenture Note, ZVF may pay such destroyed, lost or stolen Indenture Note when so due or payable without surrender thereof. If, after the delivery of such replacement Indenture Note or payment of a destroyed, lost or stolen Indenture Note pursuant to the proviso to the preceding sentence, a protected purchaser (within the meaning of Section 8-303 of the UCC) of the original Indenture Note in lieu of which such replacement Indenture Note was issued presents for payment such original Indenture Note, ZVF and the Trustee shall be entitled to recover such replacement Indenture Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Indenture Note from such Person to whom such replacement Indenture Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by ZVF or the Trustee in connection therewith.

(b) Upon the issuance of any replacement Indenture Note under this Section 2.10, ZVF may require the payment by the Indenture Noteholder of such Indenture Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Trustee) connected therewith.

(c) Every replacement Indenture Note issued pursuant to this Section 2.10 in replacement of any mutilated, destroyed, lost or stolen Indenture Note shall be entitled to all the benefits of the Indenture equally and proportionately with any and all other Indenture Notes of the same Class and Series of Indenture Notes duly issued hereunder.

(d) The provisions of this Section 2.10 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Indenture Notes.

Section 2.11. Treasury Notes.

In determining whether the Indenture Noteholders of the required Principal Amount of Indenture Notes have concurred in any direction, waiver or consent, Indenture Notes owned by ZVF or any Affiliate of ZVF (other than an Affiliate Issuer with respect to such Indenture Notes) shall be considered as though they are not Outstanding, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Indenture Notes of which a Trust Officer has received written notice of such ownership shall be so disregarded. Absent written notice to the Trustee of such ownership, the Trustee shall not be deemed to have knowledge of the identity of the individual owners of the Indenture Notes.

Section 2.12. Book-Entry Notes.

(a) Unless otherwise provided in any applicable Series Supplement, the Indenture Notes of each Series of Indenture Notes, upon original issuance, shall be issued in the form of typewritten Indenture Notes representing the Book-Entry Notes, to be delivered to the depository specified in such Series Supplement (the “Depository”) which shall be the Clearing Agency on behalf of such Series of Indenture Notes. The Indenture Notes of each Series of Indenture Notes shall, unless otherwise provided in the applicable Series Supplement, initially be registered on the Note Register in the name of the Clearing Agency or the nominee of the Clearing Agency. No Note Owner will receive a definitive note representing such Note Owner’s interest in the related Series of Indenture Notes, except as provided in Section 2.13. Unless and until definitive, fully registered Indenture Notes of any Series of Indenture Notes (“Definitive Notes”) have been issued to Note Owners pursuant to Section 2.13:

(i) the provisions of this Section 2.12 shall be in full force and effect with respect to each such Series of Indenture Notes;

(ii) ZVF, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency and the applicable Clearing Agency Participants for all purposes (including the payment of principal of and interest on the Indenture Notes and the giving of instructions or directions hereunder) as the sole Indenture Noteholder of the Indenture Notes, and shall have no obligation to the Note Owners;

(iii) to the extent that the provisions of this Section 2.12 conflict with any other provisions of the Indenture, the provisions of this Section 2.12 shall control with respect to each such Series of Indenture Notes;

(iv) the rights of Note Owners of each such Series of Indenture Notes shall be exercised only through the Clearing Agency and the applicable Clearing Agency Participants and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in the Indenture to actions by the Indenture Noteholders shall refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in the Indenture to distributions, notices, reports and statements to the Indenture Noteholders shall refer to distributions, notices, reports and statements to the Clearing Agency, as registered holder of the Indenture Notes of such Series of Indenture Notes for distribution to the Note Owners in accordance with the procedures of the Clearing Agency; and

(v) whenever the Indenture requires or permits actions to be taken based upon instructions or directions of Indenture Noteholders evidencing a specified percentage of the principal amount of the Outstanding Indenture Notes, the applicable Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or their related Clearing Agency

Participants owning or representing, respectively, such required percentage of the beneficial interest in the Outstanding Indenture Notes and has delivered such instructions to the Trustee.

Pursuant to the Depository Agreement applicable to a Series of Indenture Notes, unless and until Definitive Notes of such Series of Indenture Notes are issued pursuant to Section 2.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Indenture Notes to such Clearing Agency Participants.

(b) Whenever notice or other communication to the Indenture Noteholders is required under the Indenture, unless and until Definitive Notes shall have been issued to Note Owners pursuant to Section 2.13, the Trustee and ZVF shall give all such notices and communications specified herein to be given to Indenture Noteholders to the applicable Clearing Agency for distribution to the Note Owners.

Section 2.13. Definitive Notes.

(a) The Indenture Notes of any Series of Indenture Notes, to the extent provided in the related Series Supplement, upon original issuance, may be issued in the form of Definitive Notes. The applicable Series Supplement shall set forth the legend relating to the restrictions on transfer of such Definitive Notes and such other restrictions as may be applicable.

(b) With respect to the Indenture Notes of any Series of Indenture Notes issued in the form of typewritten Indenture Notes representing the Book-Entry Notes, if (i) (A) ZVF advises the Trustee in writing that the Clearing Agency with respect to any Series of Indenture Notes is no longer willing or able to discharge properly its responsibilities under the applicable Depository Agreement and (B) the Trustee or ZVF is unable to locate a qualified successor, (ii) ZVF, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency with respect to any Series of Indenture Notes Outstanding or (iii) after the occurrence of an Amortization Event with respect to any Series of Indenture Notes Outstanding, Note Owners holding a beneficial interest in excess of 50% of the aggregate Principal Amount of such Series of Indenture Notes advise the Trustee and the applicable Clearing Agency through the applicable Clearing Agency Participants in writing that the continuation of a book-entry system through the applicable Clearing Agency is no longer in the best interests of such Note Owners, the Trustee shall notify all Note Owners of such Series of Indenture Notes, through the applicable Clearing Agency Participants, of the occurrence of any such event and of the availability of Definitive Notes to Note Owners of such Series of Indenture Notes. Upon surrender to the Trustee of the Indenture Notes of such Series of Indenture Notes by the applicable Clearing Agency, accompanied by registration instructions from the applicable Clearing Agency for registration, ZVF shall execute and the Trustee shall authenticate, upon receipt of a Company Order, and deliver the Definitive Notes in accordance with the instructions of the Clearing Agency. Neither ZVF nor the Trustee shall be liable for any delay in delivery of such instructions and may each conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes of such Series of Indenture Notes all references herein to obligations imposed upon or to be performed by the applicable Clearing Agency shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Notes, and the Trustee shall recognize the Indenture Noteholders of the Definitive Notes of such Series of Indenture Notes as Indenture Noteholders of such Series of Indenture Notes hereunder.

Section 2.14. Cancellation.

ZVF may at any time deliver to the Trustee for cancellation any Indenture Notes previously authenticated and delivered hereunder which ZVF may have acquired in any manner whatsoever, and all Indenture Notes so delivered shall be promptly cancelled by the Trustee. The Registrar and Paying Agent shall forward to the Trustee any Indenture Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Indenture Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and the principal of and all accrued interest on all such cancelled Indenture Notes shall be deemed to have been paid in full (and such payment of principal and interest shall be deemed to have been made to the relevant Indenture Noteholders) and such cancelled Indenture Notes shall be deemed no longer to be outstanding for all purposes hereunder. ZVF may not issue new Indenture Notes to replace Indenture Notes that it has redeemed or paid or that have been delivered to the Trustee for cancellation. All cancelled Indenture Notes held by the Trustee shall be disposed of in accordance with the Trustee’s standard disposition procedures unless ZVF shall direct that cancelled Indenture Notes be returned to it pursuant to a Company Order.

Section 2.15. Principal and Interest.

(a) The principal of each Series of Indenture Notes shall be payable at the times and in the amount set forth in the applicable Series Supplement and in accordance with Section 6.1.

(b) Each Series of Indenture Notes shall accrue interest as provided in the applicable Series Supplement and such interest shall be payable on each Payment Date for such Series of Indenture Notes in accordance with Section 6.1 and the applicable Series Supplement.

(c) Except as provided in the following sentence, the Person in whose name any Indenture Note is registered at the close of business on any Record Date with respect to a Payment Date for such Indenture Note shall be entitled to receive the principal and interest payable on such Payment Date notwithstanding the cancellation of such Indenture Note upon any registration of transfer, exchange or substitution of such Indenture Note subsequent to such Record Date. Any interest payable at maturity shall be paid to the Person to whom the principal of such Indenture Note is payable.

(d) If ZVF defaults in the payment of interest on the Indenture Notes of any Series of Indenture Notes, such interest, to the extent paid on any date that is more than five (5) Business Days after the applicable due date, at the option of ZVF, shall cease to be payable to the Persons who were Indenture Noteholders of such Series of Indenture Notes on the applicable Record Date and ZVF shall pay the defaulted interest in any lawful manner, plus, to the extent lawful, interest payable on the defaulted interest, to the Persons who are Indenture Noteholders of such Series of Indenture Notes on a subsequent special record date which date shall be at least five (5) Business Days prior to the payment date, at the rate provided in the Indenture and in the Indenture Notes of such Series of Indenture Notes. ZVF shall fix or cause to be fixed each such special record date and payment date, and at least 15 days before the special record date, ZVF (or the Trustee, in the name of and at the expense of ZVF) shall mail to Indenture Noteholders of such Series of Indenture Notes a notice that states the special record date, the related payment date and the amount of such interest to be paid.

Section 2.16. Tax Treatment.

ZVF has structured the Indenture and the Indenture Notes have been (or will be) issued with the intention that the Indenture Notes will qualify under applicable tax law as indebtedness and any entity acquiring any direct or indirect interest in any Indenture Note by acceptance of its Indenture Notes (or, in the case of a Note Owner, by virtue of such Note Owner’s acquisition of a beneficial interest therein) agrees to treat the Indenture Notes (or beneficial interests therein) for purposes of Federal, state and local and income or franchise taxes and any other tax imposed on or measured by income, as indebtedness.

Section 2.17. CUSIP Numbers.

ZVF may use “CUSIP” numbers in respect of any Series of Indenture Notes (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption in respect of such Series of Indenture Notes as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes of such Series of Indenture Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Notes of such Series of Indenture Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. ZVF shall promptly notify the Trustee in writing of any change in any such “CUSIP” numbers.

ARTICLE III SECURITY

Section 3.1. Grant of Security Interest.

(a) To secure the Note Obligations, ZVF hereby pledges, assigns, conveys, delivers, transfers and sets over to the Trustee, for the benefit of the Noteholders, and hereby grants to the Trustee, for the benefit of such Noteholders, a security interest in all of the following property now owned or at any time hereafter acquired by ZVF or in which ZVF now has or at any time in the future may acquire any right, title or interest (collectively, the “Indenture Collateral”):

(i) the Collateral Agreements as and to the extent they relate to the ZVF Vehicle Collateral or the Note Obligations, including, without limitation, all monies relating to such ZVF Vehicle Collateral or the Note Obligations due and to become due to ZVF under or in connection with the Collateral Agreements, whether payable as Rent, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the Collateral Agreements or otherwise, all security for amounts so payable thereunder and all rights, remedies, powers, privileges and claims of ZVF against any other party under or with respect to the Collateral Agreements (whether arising pursuant to the terms of such Collateral Agreements or otherwise available to ZVF at law or in equity) as and to the extent such rights, remedies, powers, privileges and claims relate to the ZVF Vehicle Collateral or the Note Obligations, the right to enforce any of the Collateral Agreements to the extent they relate to the ZVF Vehicle Collateral or the Note Obligations and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the Collateral Agreements or the obligations of any party thereunder, in each case as and to the extent such consents, requests, notices, directions, approvals, extensions or waivers relate to the ZVF Vehicle Collateral or the Note Obligations;

(ii) the Collection Account, all monies on deposit from time to time in the Collection Account, and all proceeds thereof;

(iii) all Investment Property (other than Investment Property relating solely to the ZVF Segregated Vehicle Collateral);

(iv) all additional property (other than additional property relating solely to the ZVF Segregated Vehicle Collateral) that may from time to time hereafter (pursuant to the terms of any Series Supplement or otherwise) be subjected to the grant and pledge hereof by ZVF or by anyone on its behalf; and

(v) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing.

(b) To secure the Note Obligations, ZVF hereby confirms the grant, pledge, hypothecation, assignment, conveyance, delivery and transfer to the Collateral Agent under the Collateral Agency Agreement for the benefit of the Trustee, on behalf of the Noteholders, of a continuing first priority perfected Lien on all right, title and interest of ZVF in, to and under the ZVF Vehicle Collateral.

(c) The foregoing grant is made in trust to secure the Note Obligations and to secure compliance with the provisions of this Base Indenture and any Series Supplement (other than any Segregated Series Supplement), all as provided in this Base Indenture. The Trustee, as trustee on behalf of the Noteholders, acknowledges such grant, accepts the trusts under this Base Indenture in accordance with the provisions of this Base Indenture and subject to Section 10.1 and 10.2, agrees to perform its duties required in this Base Indenture. The Collateral shall secure the Notes equally and ratably without prejudice, priority or distinction (except, with respect to any Series of Notes, as otherwise stated in the applicable Series Supplement).

(d) For all purposes hereunder and for the avoidance of doubt, the Collateral will be held by the Trustee solely for the benefit of the Noteholders, and no Segregated Series Noteholder will have any right, title or interest in, to or under the Collateral. ZVF may identify and pledge to the Trustee additional pools of Series-Specific Collateral to secure Segregated Series of Notes, as specified in the related Segregated Series Supplement. For all purposes hereunder and for the avoidance of doubt, any Series-Specific Collateral pledged to the Trustee for the benefit of any Segregated Series of Notes will be held by the Trustee solely for the benefit of the Segregated Noteholders for such Segregated Series of Notes and no other Indenture Noteholders shall have any right, title or interest in, to or under such Series-Specific Collateral unless specifically provided in the Series Supplement for such Segregated Series of Notes. For the avoidance of doubt, if it is determined that the Segregated Noteholders of a Segregated Series of Notes have any right, title or interest in, to or under the Collateral or Series-Specific Collateral other than the Series-Specific Collateral securing such Segregated Series of Notes, then such Segregated Noteholders shall be deemed to agree, by their acceptance of an Indenture Note of such Segregated Series of Notes (and the Note Owners with respect to such Segregated Series of Notes shall be deemed to agree, by their acceptance of a beneficial interest in an Indenture Note of such Segregated Series of Notes) that their right, title and interest in, to or under the Collateral or such Series-Specific Collateral not securing such Segregated Noteholder’s Segregated Series of Notes shall be subordinate in all respects to the claims or rights of the Noteholders with respect to such Collateral or the Segregated Noteholders with respect to such Series-Specific Collateral, as the case may be. Similarly, if it is determined that any Noteholders have any right, title or interest in, to or under any Series-Specific Collateral, then such Noteholders shall be deemed to agree, by their acceptance of a Note (and the Note Owners with respect to such Notes shall be deemed to agree, by their acceptance of a beneficial interest in a Note) that their right, title and interest in, to or under such Series-Specific Collateral shall be subordinate in all respects to the claims or rights of the Segregated Noteholders with respect to the Segregated Series of Notes entitled to the benefit of such Series-Specific Collateral. This Base Indenture shall constitute a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code.

Section 3.2. Certain Rights and Obligations of ZVF Unaffected.

(a) Notwithstanding the assignment and security interest so granted to the Trustee on behalf of the Noteholders, ZVF shall nevertheless be permitted, subject to the Trustee’s right to revoke such permission with respect to the Collateral in the event of an Amortization Event with respect to any Series of Notes Outstanding and subject to the provisions of Section 3.3, to give all consents, requests, notices, directions, approvals, extensions or waivers, if any, which are required to be given in the normal course of business (which, for the avoidance of doubt, does not include waivers of default under any of the Collateral Agreements).

(b) The assignment of the Collateral to the Trustee on behalf of the Noteholders shall not (i) relieve ZVF from the performance of any term, covenant, condition or agreement on ZVF’s part to be performed or observed under or in connection with any of the Collateral Agreements or (ii) impose any obligation on the Trustee or any such Noteholders to perform or observe any such term, covenant, condition or agreement on ZVF’s part to be so performed or observed or impose any liability on the Trustee or any of the Noteholders for any act or omission on the part of ZVF or from any breach of any representation or warranty on the part of ZVF.

(c) ZVF hereby agrees to indemnify and hold harmless the Trustee (including its directors, officers, employees and agents) from and against any and all losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, reasonable out-of-pocket costs and expenses arising out of or resulting from the assignment granted hereby or by the Collateral Agency Agreement, whether arising by virtue of any act or omission on the part of ZVF or otherwise, including, without limitation, the reasonable out-of-pocket costs, expenses, and disbursements (including reasonable attorneys’ fees and expenses) incurred by the Trustee in enforcing the Indenture or preserving any of its rights to, or realizing upon, any of the Collateral; provided, however, the foregoing indemnification shall not extend to any action by the Trustee which constitutes negligence, bad faith or willful misconduct by the Trustee or any other indemnified person hereunder. The indemnification provided for in this Section 3.2 shall survive the removal of, or a resignation by, such Person as Trustee as well as the termination of this Base Indenture, any Series Supplement or the Collateral Agency Agreement.

Section 3.3. Performance of Collateral Agreements.

Upon the occurrence of a default or breach by any Person party to a Collateral Agreement (other than any Collateral Agreement relating solely to a Segregated Series), promptly following a request from the Trustee or the Collateral Agent to do so and at ZVF’s expense, ZVF agrees to take all such lawful action as permitted under the Indenture and in accordance with the terms of the applicable Collateral Agreements as the Trustee or the Collateral Agent may request, or as necessary, to compel or secure the performance and observance by the Administrator, the Servicer, the Lessee or any other party to any of the Collateral Agreements of its obligations to ZVF, solely to the extent that such obligations relate to or otherwise affect the Collateral or the Note Obligations, and to exercise any and all rights, remedies, powers and privileges relating to the Collateral as are lawfully available to ZVF to the extent and in the manner directed by the Trustee or the Collateral Agent, as applicable, including, without limitation, the transmission of notices of default and the institution of legal or administrative actions or proceedings to compel or secure performance by the Administrator, the Servicer or the Lessee (or such other party to any of the Collateral Agreements) of their respective obligations thereunder. If (i) ZVF shall have failed, within 30 days of receiving such direction of the Trustee or the Collateral Agent, as applicable, to take commercially reasonable action to accomplish such directions of the Trustee or the Collateral Agent, as applicable, (ii) ZVF refuses to take any such action or has failed to take any such action or (iii) the Trustee or the Collateral Agent, a applicable, reasonably determines that such action must be taken immediately, in any such case the Trustee or the Collateral Agent, as applicable, may, but shall not be obligated to, take, at the expense of ZVF, such previously directed action and any related action permitted under the Indenture, provided such action relates to the Collateral or the Note Obligations, which the Trustee or the Collateral Agent, as applicable, thereafter determines is appropriate (without the need under this provision or any other provision under the Indenture to direct ZVF to take such action), on behalf of ZVF and the Noteholders. Prior to taking any action described in this Section 3.3, the Trustee shall be entitled to seek the direction of the Requisite Investors or the Required Noteholders of the affected Series of Notes, as applicable.

Section 3.4. Release of Indenture Collateral.

(a) The Trustee shall, when required by the provisions of the Indenture, execute instruments reasonably requested of it to release property from the lien of the Indenture, or convey the Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of the Indenture as evidenced by an Opinion of Counsel if requested. No party relying upon an instrument executed by the Trustee as provided in this Section 3.4 shall be bound to ascertain the Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b) In accordance with the Collateral Agency Agreement, from and after the earlier of (i) in the case of a Casualty, the date the related Casualty Payment is deposited into the Collection Account and (ii) in the case of any other ZVF Vehicle, the date of the deposit of the Disposition Proceeds of such ZVF Vehicle by or on behalf of ZVF into the Collection Account, such ZVF Vehicle and the related Certificate of Title shall automatically be released from the lien of the Collateral Agency Agreement. Any Lien of the Trustee on the ZVF Vehicles shall automatically be deemed to be released concurrently with any release of the Lien of the Collateral Agent as provided in the Collateral Agency Agreement.

(c) The Trustee shall, at such time as there is no Note Outstanding, release any remaining portion of the Collateral from the lien of the Indenture and release to ZVF any funds then on deposit in the Collection Account and any Series Accounts (other than any Series Accounts relating solely to any Segregated Series of Notes). The Trustee shall release property from the lien of the Indenture pursuant to this Section 3.4(c) only upon receipt of a Company Order accompanied by an Officer’s Certificate meeting the applicable requirements of Section 13.3 and the Trustee shall be fully protected in relying upon such Company Order and such Officer’s Certificate.

Section 3.5. Opinions of Counsel.

The Trustee shall receive at least seven days’ notice when requested by ZVF to take any action pursuant to Section 3.4(a), accompanied by copies of any instruments involved, and the Trustee may also require as a condition of such action, an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all such action will not materially and adversely impair the security for the Indenture Notes or the rights of the Indenture Noteholders; provided, however that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Collateral. Counsel rendering any such opinion may rely as to factual matters, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action. For the avoidance of doubt, any action pursuant to Section 3.4(a) relating to the release of Series-Specific Collateral relating to a particular Segregated Series from the lien of the Indenture or the conveyance by the Trustee of its security interest in the same shall be deemed not to materially and adversely impair the security for any Notes or the rights of the Noteholders and shall be deemed not to materially and adversely impair the security for any other Segregated Series of Notes or the rights of the Segregated Noteholders of such other Segregated Series of Notes not sharing in such Series-Specific Collateral. For the avoidance of doubt, any action pursuant to Section 3.4(a) relating to the release of Collateral or the conveyance by the Trustee of its security interest in the same shall be deemed not to materially and adversely impair the security for any Segregated Notes or the rights of the Segregated Noteholders.

Section 3.6. Stamp, Other Similar Taxes and Filing Fees.

ZVF shall indemnify and hold harmless the Trustee, the Collateral Agent and each Indenture Noteholder from any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, that may be assessed, levied or collected by any jurisdiction in connection with the Indenture (to the extent relating to such Indenture Notes, any Collateral or any Series-Specific Collateral). ZVF shall pay any and all amounts in respect of, all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts that may be payable or determined to be payable in respect of the execution, delivery, performance and/or enforcement of the Indenture.

ARTICLE IV REPORTS

Section 4.1. Reports and Instructions to Trustee.

(a) Daily Collection Reports. On each Business Day, commencing on the Initial Closing Date, ZVF shall prepare and maintain, or cause to be prepared and maintained, a record (each, a “Daily Collection Report”) setting forth the aggregate of the amounts deposited in the Collection Account on the immediately preceding Business Day, which shall consist of: (A) the aggregate amount of Disposition Proceeds received with respect to the sale of ZVF Vehicles and in each case deposited in the Collection Account, plus (B) the aggregate amount of other Collections deposited in the Collection Account. ZVF shall deliver a copy of the Daily Collection Report for each Business Day to the Trustee by noon (New York City time) on such Business Day.

(b) Reports and Certificates. Promptly following delivery to ZVF, ZVF shall forward to the Trustee copies of all reports, certificates, information or other materials delivered to ZVF pursuant to the ZVF Lease.

(c) Monthly Servicing Certificate. On or before the fourth Business Day prior to each Payment Date (unless otherwise agreed by the Trustee), ZVF shall furnish to the Trustee and the Paying Agent a certificate substantially in the form of Exhibit A (each a “Monthly Servicing Certificate”).

(d) Monthly Noteholders’ Statement. On or before the fourth Business Day prior to each Payment Date (unless otherwise agreed by the Trustee), ZVF shall furnish to the Trustee a Monthly Noteholders’ Statement with respect to each Series of Indenture Notes substantially in the form provided in the applicable Series Supplement.

(e) Monthly Collateral Certificate. On or before each Payment Date, ZVF shall furnish to the Trustee and the Collateral Agent an Officer’s Certificate of ZVF to the effect that, except as stated therein, (i) the ZVF Vehicles and all other Collateral is free and clear of all Liens, other than Permitted Liens, and (ii) the aggregate amount of all vicarious liability claims outstanding against ZVF as of the immediately preceding Determination Date is less than $2 million. If the aggregate amount of vicarious liability claims outstanding against ZVF exceeds $2 million, the Officer’s Certificate delivered pursuant to this Section 4.1(e) shall also contain a schedule describing all of the vicarious liability claims then outstanding against ZVF.

(f) Quarterly Compliance Certificates. On the Payment Date in each of March, June, September and December, commencing in June 2010, ZVF shall deliver to the Trustee an Officer’s Certificate of ZVF to the effect that, except as provided in a notice delivered pursuant to Section 8.8, no Amortization Event or Potential Amortization Event with respect to any Series of Notes Outstanding has occurred or is continuing and no Operating Lease Event of Default or Potential Operating Lease Event of Default has occurred or is continuing.

(g) Vehicle Report. On the Payment Date in March of each year, commencing in March 2011, ZVF shall cause a nationally recognized firm of independent certified public accountants to furnish a report to the Trustee and the Rating Agencies, if any, to the effect that they have performed certain agreed upon procedures with respect to the calculations of (i) the Disposition Proceeds received by ZVF from the sale or other disposition of all ZVF Vehicles

(other than Casualties) sold or otherwise disposed of during the Related Month, (ii) the respective Net Book Values of such ZVF Vehicles on the date of such sale or other disposition and (iii) the Market Values of such ZVF Vehicles on the date of such sale or other disposition.

(h) Verification of Title. On or prior to March 31 of each year, commencing March 31, 2011, ZVF shall cause a nationally recognized firm of independent certified public accountants to furnish a report to the Trustee and the Rating Agencies, if any, to the effect that they have performed certain agreed upon procedures on a statistical sample of the Certificates of Title of the ZVF Vehicles designed to provide a ninety-five percent (95%) confidence level confirming that the ZVF Vehicles are titled in the name of ZVF and the Certificates of Title show a first lien in the name of the Collateral Agent, except for such exceptions as shall be set forth in such report.

(i) Additional Information. From time to time ZVF shall supply to the Trustee such additional information regarding the financial position, results of operations or business of Zipcar or ZVF as the Trustee may reasonably request to the extent that such information is available to ZVF pursuant to the Related Documents (other than Related Documents related solely to a Segregated Series of Notes).

(j) Instructions as to Withdrawals and Payments. ZVF will furnish, or cause to be furnished, to the Trustee or the Paying Agent, as applicable, written instructions to make withdrawals and payments from the Collection Account and any other accounts specified in a Series Supplement and to make drawings under any Enhancement, as contemplated herein and in any Series Supplement. The Trustee and the Paying Agent shall promptly follow any such written instructions.

Section 4.2. Reports to Noteholders.

(a) On each Payment Date, the Paying Agent shall forward to each Indenture Noteholder of record as of the immediately preceding Record Date of each Series of Indenture Notes Outstanding the Monthly Noteholders’ Statement with respect to such Series of Indenture Notes, with a copy to the Rating Agencies, if any, and any Enhancement Provider with respect to such Series of Indenture Notes.

(b) Annual Noteholders’ Tax Statement. Unless otherwise specified in the applicable Series Supplement, on or before January 31 of each calendar year, beginning with calendar year 2011, the Paying Agent shall furnish to each Person who at any time during the preceding calendar year was an Indenture Noteholder a statement prepared by ZVF containing the information which is required to be contained in the Monthly Noteholders’ Statements with respect to such Series of Indenture Notes aggregated for such calendar year or the applicable portion thereof during which such Person was an Indenture Noteholder, together with such other customary information (consistent with the treatment of the Indenture Notes as debt) as ZVF deems necessary or desirable to enable the Indenture Noteholders to prepare their tax returns (each such statement, an “Annual Noteholders’ Tax Statement”). Such obligations of ZVF to prepare and the Paying Agent to distribute the Annual Noteholders’ Tax Statement shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.

Section 4.3. Rule 144A Information.

For so long as any of the Indenture Notes are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, ZVF agrees to provide to any Indenture Noteholder or Note Owner and to any prospective purchaser of Indenture Notes designated by such Indenture Noteholder or Note Owner upon the request of such Indenture Noteholder or Note Owner or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the conditions set forth in Rule 144A(d)(4) under the Securities Act.

Section 4.4. Administrator.

Pursuant to the Administration Agreement, the Administrator has agreed to provide certain reports, instructions and other services on behalf of ZVF. The Indenture Noteholders by their acceptance of the Indenture Notes consent to the provision of such reports by the Administrator in lieu of ZVF.

ARTICLE V ALLOCATION AND APPLICATION OF COLLECTIONS

Section 5.1. Collection Account.

(a) Establishment of Collection Account. On or prior to the Initial Closing Date, ZVF, the Collection Account Securities Intermediary and the Trustee shall have entered into the Collection Account Control Agreement pursuant to which the Collection Account shall be established and maintained for the benefit of the Noteholders. If at any time a Trust Officer obtains knowledge that the Collection Account is no longer an Eligible Deposit Account, the Trustee shall, within ten (10) Business Days of obtaining such knowledge, cause the Collection Account to be moved to a Qualified Institution or a Qualified Trust Institution and cause the depositary maintaining the new Collection Account to assume the obligations of the existing Collection Account Securities Intermediary under the Collection Account Control Agreement. For all purposes hereunder and for the avoidance of doubt, the Collection Account has been established solely for the benefit of the Noteholders, and in connection with the issuance of each Segregated Series of Notes, ZVF will establish with the Trustee a separate and segregated trust account with respect to collections under the Series-Specific Collateral related to such Segregated Series of Notes as contemplated by Section 2.3(b).

(b) Administration of the Collection Account. All amounts held in the Collection Account (or any administrative sub-account of the Collection Account that may be established) shall be invested in Permitted Investments in accordance with the Collection Account Control Agreement at the written direction of ZVF. Investments of funds on deposit in any Series Account shall be required to mature on or before the dates specified in the applicable Series Supplement. In the absence of written investment instructions hereunder, funds on deposit in the Collection Account shall remain uninvested. ZVF shall not direct the disposal of any Permitted Investments prior to the maturity thereof to the extent such disposal would result in a loss of the initial purchase price of such Permitted Investment.

(c) Earnings from Collection Account. All interest and earnings (net of losses and investment expenses) paid on funds on deposit in the Collection Account shall be deemed to be on deposit therein and available for distribution.

(d) Establishment of Series Accounts. To the extent specified in the Series Supplement with respect to any Series of Notes, the Trustee may establish and maintain one or more Series Accounts and/or administrative sub-accounts of the Collection Account to facilitate the proper allocation of Collections in accordance with the terms of such Series Supplement.

Section 5.2. Collections and Allocations.

(a) Collections in General. Until the Indenture is terminated pursuant to Section 11.1, ZVF shall, and the Trustee is authorized (upon written instructions from the Servicer or ZVF or, after the occurrence of a Liquidation Event of Default or a Limited Liquidation Event of Default with respect to each Series of Notes Outstanding, the Requisite Investors) to:

(i) direct third parties to pay all amounts representing the proceeds from sales of ZVF Vehicles directly into a Collateral Account, cause any such amount received by the Servicer to be deposited into a Collateral Account within two Business Days of such receipt and, in each case, cause all such amounts to be withdrawn from such Collateral Account and deposited into the Collection Account within three Business Days of the deposit thereof into a Collateral Account;

(ii) direct third parties to pay all insurance proceeds and warranty payments in respect of the ZVF Vehicles directly into a Collateral Account, cause any such insurance proceeds and warranty payments received by the Servicer to be deposited into a Collateral Account within two Business Days of such receipt and, in each case, cause all such insurance proceeds and warranty payments to be withdrawn from such Collateral Account and deposited into the Collection Account within three Business Days of the deposit thereof into a Collateral Account;

(iii) cause all amounts payable to ZVF pursuant to the ZVF Lease to be paid directly to the Trustee for deposit into the Collection Account;

(iv) cause all payments of Vehicle Purchase Price payable to ZVF in respect of any ZVF Vehicles purchased by Zipcar pursuant to Section 2.4 of the ZVF Lease to be paid directly to the Trustee for deposit into the Collection Account; and

(v) cause all Collections from any other source to be either paid directly into the Collection Account at such times as such amounts are due or deposited by the Servicer into the Collection Account within three Business Days after deposit thereof into a Collateral Account.

Notwithstanding the foregoing, unless a Specified Potential Amortization Event or an Amortization Event with respect to any Series of Notes has occurred and is continuing, insurance proceeds and warranty payments with respect to the ZVF Vehicles shall not be required to be deposited in a Collateral Account or the Collection Account, and may be held by ZVF or paid to Zipcar. ZVF agrees that if any Collections shall be received by ZVF in an account other than a

Collateral Account or the Collection Account or in any other manner, such monies, instruments, cash and other proceeds will not be commingled by ZVF with any of its other funds or property, if any, but will be held separate and apart therefrom and shall be held in trust by ZVF for, and immediately paid over to the Trustee or the Collateral Agent, as applicable, with any necessary endorsement. All Collections deposited into a Collateral Account shall be allocated and distributed to the Trustee as provided in the Collateral Agency Agreement. All monies, instruments, cash and other proceeds received by the Trustee pursuant to this Base Indenture (including amounts received from the Collateral Agent) shall be immediately deposited in the Collection Account and shall be applied as provided in this Article 5.

(b) Allocations for Noteholders. On each day on which Collections are deposited into the Collection Account, ZVF shall allocate Collections deposited into the Collection Account in accordance with this Article 5 and shall instruct the Trustee in writing to withdraw the required amounts from the Collection Account and make the required deposits in any Series Account in accordance with this Article 5, as modified by any Series Supplement. ZVF shall make such deposits or payments on the date indicated therein in immediately available funds or as otherwise provided in the applicable Series Supplement for any Series of Notes.

(c) Sharing Collections. In the manner described in the applicable Series Supplement for a Series of Notes, to the extent that Principal Collections that are allocated to any Series of Notes on a Payment Date are not needed to make payments to Noteholders of such Series of Notes or required to be deposited in a Series Account for such Series of Notes on such Payment Date, such Principal Collections may, at the direction of ZVF, be applied to cover principal payments due to or for the benefit of Noteholders of another Series of Notes. Any such reallocation will not result in a reduction in the Principal Amount of the Series of Notes to which such Principal Collections were initially allocated.

(d) Unallocated Principal Collections. If, after giving effect to Section 5.2(c), Principal Collections allocated to any Series on any Payment Date are in excess of the amount required to be paid in respect of such Series on such Payment Date, then any such excess Principal Collections shall be allocated to ZVF or such other party as may be entitled thereto as set forth in any Series Supplement.

Section 5.3. Determination of Monthly Interest.

Monthly payments of interest on each Series of Indenture Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable Series Supplement. The allocation of Interest Collections among Series of Notes shall be made based on the Invested Percentage with respect to each Series of Notes, which for the purposes of Interest Collections with respect to each Series of Notes shall be based on the ratio of the Accrued Amounts with respect to such Series of Notes to the aggregate Accrued Amounts with respect to all Series of Notes.

Section 5.4. Determination of Monthly Principal.

Monthly payments of principal of each Series of Indenture Notes shall be determined, allocated and distributed in accordance with the procedures set forth in the applicable

Series Supplement. The allocation of Principal Collections among Series of Notes shall be made based on the Invested Percentage with respect to each Series of Notes, which Invested Percentage for each such Series of Notes shall be determined based on the ratio of the Required Asset Amount with respect to the applicable Series of Notes to the greater of the Aggregate Asset Amount and the Aggregate Required Asset Amount and shall provide that (x) during the Revolving Period with respect to such Series of Notes, the Invested Percentage for the purposes of allocating Principal Collections to such Series of Notes shall be determined based on the Required Asset Amount with respect to such Series of Notes as of the last day of the immediately preceding Related Month (or, until the end of the initial Related Month after the applicable Series Closing Date, on the applicable Series Closing Date), (y) following the end of the Revolving Period with respect to such Series of Notes, unless an Amortization Event with respect to any other Series of Notes has occurred after the end of such Revolving Period, the Invested Percentage for the purposes of allocating Principal Collections to such Series of Notes shall be determined based on the Required Asset Amount with respect to such Series of Notes as of the last day of the Revolving Period with respect to such Series of Notes and (z) following the end of the Revolving Period with respect to such Series of Notes and the occurrence of an Amortization Event with respect to any other Series of Notes after the end of such Revolving Period, the Invested Percentage for the purposes of allocating Principal Collections to such Series of Notes shall be determined based on the Required Asset Amount with respect to such Series of Notes as of the Business Day immediately preceding the day on which the latest occurring Amortization Event with respect to any Series of Notes is deemed to have occurred.

[THE REMAINDER OF ARTICLE 5 IS RESERVED AND MAY BE SPECIFIED IN ANY SUPPLEMENT WITH RESPECT TO ANY SERIES.]

ARTICLE VI DISTRIBUTIONS

Section 6.1. Distributions in General.

(a) Unless otherwise specified in the applicable Series Supplement for a Series of Indenture Notes, on each Payment Date, the Paying Agent shall pay to the Indenture Noteholders of each Series of Indenture Notes of record on the preceding Record Date the amounts payable thereto hereunder by check mailed first-class postage prepaid to such Indenture Noteholder at the address for such Indenture Noteholder appearing in the Note Register except that with respect to Indenture Notes registered in the name of a Clearing Agency or its nominee, such amounts shall be payable by wire transfer of immediately available funds released by the Paying Agent from the applicable Series Account on the Payment Date for credit to the account designated by such Clearing Agency or its nominee, as applicable, in accordance with deadlines established by the applicable Clearing Agency, provided that the Paying Agent has received such amounts in time to comply with such deadlines; provided, however, that, the final principal payment due on an Indenture Note shall only be paid to the Indenture Noteholder of a Definitive Note on due presentment of such Definitive Note for cancellation in accordance with the provisions of the Indenture Note.

(b) Unless otherwise specified in the applicable Series Supplement for a Series of Indenture Notes (i) all distributions to Indenture Noteholders of all Classes within a Series of Indenture Notes will have the same priority and (ii) in the event that on any date of determination the amount available to make payments to the Indenture Noteholders of a Series of Indenture Notes is not sufficient to pay all sums required to be paid to such Indenture Noteholders on such date, then each Class of Indenture Noteholders will receive its ratable share (based upon the aggregate amount due to such Class of Indenture Noteholders) of the aggregate amount available to be distributed in respect of the Indenture Notes of such Series.

Section 6.2. Optional Repurchase of Notes.

On or after the date (if any) set forth in the Series Supplement related to a Series of Indenture Notes, ZVF shall have the option to purchase all Outstanding Indenture Notes of such Series, or Class of such Series, at a purchase price set forth in such Series Supplement. Unless otherwise specified in the related Series Supplement, ZVF shall give the Trustee at least 30 days’ prior written notice of the date on which ZVF intends to exercise such option to purchase and the Trustee shall forward such notice to the Noteholders of the applicable Series as soon as reasonably practicable. Not later than the Business Day prior to the date set for purchase, an amount equal to the purchase price for the Indenture Notes of such Series will be deposited into the Collection Account or a Series Account for such Series in immediately available funds in accordance with the related Series Supplement. The funds deposited into the Collection Account or Series Account or distributed to the Trustee or the Paying Agent will be passed through in full to the Indenture Noteholders of such Series on such date.

ARTICLE VII REPRESENTATIONS AND WARRANTIES

ZVF hereby represents and warrants, for the benefit of the Trustee and the Noteholders, as follows as of the date hereof and each Series Closing Date:

Section 7.1. Existence and Power.

ZVF (a) is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, (b) is duly qualified to do business as a foreign limited liability company and in good standing under the laws of each jurisdiction where the character of its property, the nature of its business or the performance of its obligations under the Related Documents make such qualification necessary, except to the extent that the failure to so qualify in the aggregate is not reasonably likely to result in a Material Adverse Effect, and (c) has all limited liability company powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted and for purposes of the transactions contemplated by the Indenture and the other Related Documents.

Section 7.2. Limited Liability Company and Governmental Authorization.

The execution, delivery and performance by ZVF of this Base Indenture, the applicable Series Supplement and the other Related Documents to which it is a party (a) is within ZVF’s limited liability company powers and has been duly authorized by all necessary limited liability company action, (b) requires no action by or in respect of, or filing with, any Governmental Authority which has not been obtained and (c) does not contravene, or constitute a default under, any Requirements of Law with respect to ZVF or any Contractual Obligation with respect to ZVF or result in the creation or imposition of any Lien on any property of ZVF, except for Liens created by this Base Indenture or the other Related Documents. This Base Indenture and each of the other Related Documents to which ZVF is a party has been executed and delivered by a duly authorized officer of ZVF.

Section 7.3. No Consent.

No consent, action by or in respect of, approval or other authorization of, or registration, declaration or filing with, any Governmental Authority or other Person is required for the valid execution and delivery by ZVF of this Base Indenture, any Series Supplement or any Related Documents or for the performance of any of ZVF’s obligations hereunder or thereunder other than such consents, approvals, authorizations, registrations, declarations or filings as shall have been obtained by ZVF or as contemplated in Section 7.13.

Section 7.4. Binding Effect.

This Base Indenture and each other Related Document to which ZVF is a party (other than any Related Document or portion thereof relating solely to any Segregated Series) is a legal, valid and binding obligation of ZVF enforceable against ZVF in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing).

Section 7.5. Litigation.

There is no action, suit or proceeding pending against or, to the knowledge of ZVF, threatened against or affecting ZVF before any court or arbitrator or any Governmental Authority with respect to which there is a reasonable possibility of an adverse decision that could materially adversely affect the financial position, results of operations, business, assets or operations of ZVF or which in any manner draws into question the validity or enforceability of this Base Indenture, any Series Supplement or any other Related Documents or the ability of ZVF to perform its obligations hereunder or thereunder.

Section 7.6. No ERISA Plan.

ZVF has not established and does not maintain or contribute to any Plan that is covered by Title IV of ERISA.

Section 7.7. Tax Filings and Expenses.

ZVF has filed all federal, state and local tax returns and all other tax returns which are required to be filed (whether informational returns or not), and has paid all taxes due, if any, pursuant to said returns or pursuant to any assessment received by ZVF, except such taxes, if any, as are being contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on its books in accordance with GAAP. ZVF has paid all fees and expenses required to be paid by it in connection with the conduct of its business, the maintenance of its existence and its qualification as a foreign limited liability company authorized to do business in each State in which it is required to so qualify, except to the extent that the failure to pay such fees and expenses, in the aggregate, is not reasonably likely to result in a Material Adverse Effect.

Section 7.8. Disclosure.

(a) All certificates, reports, statements, documents and other information furnished to the Trustee by or on behalf of ZVF pursuant to any provision of this Base Indenture or any Related Documents (other than any Related Document relating solely to any Segregated Series), or in connection with or pursuant to any amendment or modification of, or waiver under, this Base Indenture or any Related Documents (other than any Related Document relating solely to any Segregated Series), shall, at the time the same are so furnished, be complete and correct in all material respects to the extent necessary to give the Trustee true and accurate knowledge of the subject matter thereof, and the furnishing of the same to the Trustee shall constitute a representation and warranty by ZVF made on the date the same are furnished to the Trustee to the effect specified herein.

(b) All statements of financial position, all statements of operations, all statements of stockholders’ equity and of cash flow, and other financial data (other than projections) which have been or shall hereafter be furnished by ZVF to the Trustee and the Rating Agencies pursuant hereto have been and will be prepared in accordance with GAAP applied on a consistent basis (to the extent applicable) and do and will present fairly the financial condition of the entities involved as of the dates thereof and the results of their operations for the periods covered thereby, subject, in the case of all unaudited statements, to normal year-end adjustments and lack of footnotes and presentation items.

Section 7.9. Investment Company Act; Securities Act.

(a) ZVF is not, and is not controlled by, an “investment company” within the meaning of, and is not required to register as an “investment company” under, the Investment Company Act.

(b) It is not necessary in connection with the issuance and sale of the Indenture Notes under the circumstances contemplated in each applicable Series Supplement to register any security under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

Section 7.10. Regulations T, U and X.

The proceeds of the Indenture Notes will not be used to purchase or carry any “margin stock” (as defined or used in the regulations of the Board of Governors of the Federal Reserve System, including Regulations T, U and X thereof). ZVF is not engaged in the business of extending credit for the purpose of purchasing or carrying any margin stock.

Section 7.11. Solvency.

Both before and after giving effect to the transactions contemplated by this Base Indenture and the other Related Documents, ZVF is solvent within the meaning of the Bankruptcy Code and ZVF is not the subject of any voluntary or involuntary case or proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy or insolvency law and no Event of Bankruptcy has occurred with respect to ZVF.

Section 7.12. Ownership of Limited Liability Company Interests; Subsidiary.

All of the issued and outstanding limited liability company interests of ZVF are owned by Zipcar, all of which limited liability company interests have been validly issued, are fully paid and non-assessable and are owned of record by Zipcar, free and clear of all Liens other than Permitted Liens. ZVF has no subsidiaries and owns no capital stock of, or other equity interest in, any other Person.

Section 7.13. Security Interests.

(a) ZVF owns and has good and marketable title to the Collateral, free and clear of all Liens other than Permitted Liens. ZVF’s rights under the Collateral Agreements (other than to the extent that they relate solely to ZVF Segregated Vehicle Collateral) constitute general intangibles under the applicable UCC. This Base Indenture constitutes a valid and continuing Lien on the Indenture Collateral in favor of the Trustee on behalf of the Noteholders, which Lien on the Indenture Collateral has been perfected and is prior to all other Liens (other than Permitted Liens), and the Collateral Agency Agreement constitutes a valid and continuing Lien on the ZVF Vehicle Collateral in favor of the Collateral Agent, which Lien on the ZVF Vehicle Collateral has been perfected and is prior to all other Liens (other than Permitted Liens) and, in each case, is enforceable as such as against creditors of and purchasers from ZVF in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. ZVF has received all consents and approvals required by the terms of the Collateral to the pledge of the Collateral to the Trustee or the Collateral Agent, as the case may be.

(b) Other than the security interest granted to the Trustee hereunder and the Collateral Agent under the Collateral Agency Agreement, ZVF has not pledged, assigned, sold or granted a security interest in the Collateral, including, without limitation, the Account Collateral, the Collateral that constitutes Investment Property and the General Intangibles Collateral. All action necessary (including the filing of UCC-1 financing statements and the notation on the Certificates of Title for all ZVF Vehicles of the Collateral Agent’s Lien for the benefit of the Noteholders) to protect and perfect the Trustee’s security interest in the Indenture Collateral and the Collateral Agent’s security interests in the ZVF Vehicle Collateral has been duly and effectively taken. No security agreement, financing statement, equivalent security or lien instrument or continuation statement listing ZVF as debtor covering all or any part of the Collateral is on file or of record in any jurisdiction, except such as may have been filed, recorded or made by ZVF in favor of the Trustee on behalf of the Noteholders in connection with this Base Indenture or the Collateral Agent in connection with the Collateral Agency Agreement, and ZVF has not authorized any such filing.

(c) ZVF’s legal name is Zipcar Vehicle Financing LLC and its location within the meaning of Section 9-307 of the applicable UCC is the State of Delaware.

(d) Except for a change made pursuant to Section 8.19, (i) ZVF’s sole place of business and chief executive office shall be at, and the place where its records concerning the

Collateral are kept is at: 25 First Street, 4th Floor, Cambridge MA 02141 and (ii) ZVF’s jurisdiction of organization is Delaware. ZVF does not transact, and has not transacted, business under any other name.

(e) All authorizations in this Base Indenture for the Trustee to endorse checks, instruments and securities and to execute financing statements, continuation statements, security agreements and other instruments with respect to the Indenture Collateral and to take such other actions with respect to the Indenture Collateral authorized by this Base Indenture are powers coupled with an interest and are irrevocable.

(f) This Base Indenture creates a valid and continuing Lien (as defined in the New York UCC) in the Account Collateral, the Collateral constituting Investment Property and the General Intangibles Collateral in favor of the Trustee on behalf of the Trustee for the benefit of the Noteholders, which Lien is prior to all other Liens (other than Permitted Liens) and is enforceable as such as against creditors of and purchasers from ZVF in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors’ rights generally or by general equitable principles, whether considered in a proceeding at law or in equity and by an implied covenant of good faith and fair dealing. All action necessary to perfect such first-priority security interest has been duly taken.

(g) The General Intangibles Collateral constitutes “general intangibles” within the meaning of the New York UCC.

(h) ZVF owns and has good and marketable title to the Account Collateral, the Collateral constituting Investment Property and the General Intangibles Collateral free and clear of any Liens (other than Permitted Liens), claim or encumbrance of any Person.

(i) ZVF has caused or will have caused, within three Business Days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the General Intangibles Collateral and the Collateral constituting Investment Property granted to the Trustee in favor of the Noteholders hereunder.

(j) ZVF has not authorized the filing of and is not aware of any financing statements against ZVF that include a description of collateral covering the Account Collateral, the Collateral constituting Investment Property or the General Intangibles Collateral other than any financing statement relating to the security interest granted to the Trustee in favor of the Trustee for the benefit of the Noteholders hereunder or that has been terminated. ZVF is not aware of any judgment or tax lien filings against ZVF.

(k) ZVF is a Registered Organization.

Section 7.14. Related Documents.

The Collateral Agreements are in full force and effect. There are no outstanding Servicer Defaults, Operating Lease Events of Default or Potential Operating Lease Events of Default, nor have events occurred which, with the giving of notice, the passage of time or both, would constitute a Servicer Default.

Section 7.15. Non-Existence of Other Agreements.

Other than as permitted by Section 8.22, (i) ZVF is not a party to any contract or agreement of any kind or nature and (ii) ZVF is not subject to any material obligations or liabilities of any kind or nature in favor of any third party, including, without limitation, Contingent Obligations. ZVF has not engaged in any activities since its formation (other than those incidental to its formation, the authorization and the issue of Indenture Notes, the execution of the Related Documents to which it is a party and the performance of the activities referred to in or contemplated by such agreements).

Section 7.16. Compliance with Contractual Obligations and Laws.

ZVF is not (i) in violation of the ZVF LLC Agreement, (ii) in violation of any Requirement of Law with respect to ZVF or (iii) in violation of any Contractual Obligation with respect to ZVF.

Section 7.17. Other Representations.

All representations and warranties of ZVF made in each Related Document (other than any Related Document relating solely to any Segregated Series) to which it is a party are true and correct and are repeated herein as though fully set forth herein.

ARTICLE VIII COVENANTS

Section 8.1. Payment of Notes.

ZVF shall pay the principal of (and premium, if any) and interest on the Notes when due pursuant to the provisions of this Base Indenture and any applicable Series Supplement. Principal and interest shall be considered paid on the date due if the Paying Agent holds on that date money designated for and sufficient to pay all principal and interest then due.

Section 8.2. Maintenance of Office or Agency.

ZVF will maintain an office or agency (which may be an office of the Trustee, the Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon ZVF in respect of the Notes and the Indenture may be served, and where, at any time when ZVF is obligated to make a payment of principal of, and premium, if any, upon, the Notes, the Notes may be surrendered for payment. ZVF will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time ZVF shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office.

ZVF may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. ZVF will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

ZVF hereby designates the Corporate Trust Office as one such office or agency of ZVF.

Section 8.3. Payment of Obligations.

ZVF will pay and discharge, at or before maturity, all of its respective material obligations and liabilities, including, without limitation, tax liabilities and other governmental claims, except where the same may be contested in good faith by appropriate proceedings, and will maintain, in accordance with GAAP, reserves as appropriate for the accrual of any of the same.

Section 8.4. Conduct of Business and Maintenance of Existence.

ZVF will maintain its existence as a limited liability company validly existing, and in good standing under the laws of the State of Delaware and duly qualified as a foreign limited liability company licensed under the laws of each state in which the failure to so qualify would be reasonably likely to result in a Material Adverse Effect.

Section 8.5. Compliance with Laws.

ZVF will comply in all respects with all Requirements of Law with respect to ZVF and all applicable laws, ordinances, rules, regulations, and requirements of Governmental Authorities except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and where such noncompliance would not be reasonably likely to result in a Material Adverse Effect.

Section 8.6. Inspection of Property, Books and Records.

ZVF will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions, business and activities in accordance with GAAP. ZVF will permit the Trustee or any Person appointed by it to act as its agent to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, directors, employees and independent certified public accountants, all at such reasonable times upon reasonable notice and as often as may reasonably be requested.

Section 8.7. Actions under the Collateral Agreements.

(a) ZVF will not take any action which would permit Zipcar or any other Person to have the right to refuse to perform any of its respective obligations under any of the Collateral Agreements or any other instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any Collateral Agreement or any such instrument or agreement, in each case solely to the extent relating to or otherwise affecting the Collateral or the Note Obligations.

(b) Except as otherwise provided in Section 3.2(a), ZVF agrees that it will not, without the prior written consent of the Trustee acting at the direction of the Requisite Investors, exercise any right, remedy, power or privilege available to it with respect to any obligor under a Collateral Agreement or under any instrument or agreement included in the Collateral, take any action to compel or secure performance or observance by any such obligor of its obligations to ZVF or give any consent, request, notice, direction, approval, extension or waiver with respect to any such obligor. Subject to Section 12.2 hereof, ZVF agrees that it will not, without the prior written consent of the Trustee, acting at the direction of the Requisite Indenture Investors, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any of the Related Documents or consent to the assignment of any of the Related Documents by any other party thereto (collectively, the “Related Document Actions”); provided, that, if any such Related Document Action does not materially adversely affect the Indenture Noteholders of one or more, but not all, Series of Indenture Notes, as evidenced by an Officer’s Certificate of ZVF, any such Series of Indenture Notes that is not materially adversely affected by such Related Document Action shall be deemed not to be Outstanding for purposes of such obtaining such consent (and the related calculation of Requisite Indenture Investors shall be modified accordingly); provided, further that, if any such Related Document Action does not materially adversely affect the Indenture Noteholders, as evidenced by an Officer’s Certificate of ZVF, ZVF shall be entitled to effect such Related Document Action without the prior written consent of the Trustee; provided, further that, notwithstanding any of the foregoing, any amendment, waiver or other modification that would amend or otherwise modify any Servicer Default shall require the consent of Noteholders holding not less than 50% of the Aggregate Principal Amount. For the avoidance of doubt, and notwithstanding anything herein or in any Related Document to the contrary, any amendment, modification, waiver, supplement, termination or surrender of any Related Document relating solely to a particular Series of Indenture Notes shall be deemed not to materially adversely affect the Indenture Noteholders of any other Series of Indenture Notes.

(c) Upon the occurrence of a Servicer Default, (i) ZVF will not, without the prior written consent of the Trustee acting at the direction of the Requisite Investors, terminate the Servicer and appoint a successor Servicer and (ii) ZVF will terminate the Servicer and appoint a successor Servicer for all purposes under the ZVF Lease, the Collateral Agency Agreement and the other Related Documents, if and when so directed by the Trustee acting at the direction of the Requisite Investors. If (i) ZVF shall have failed, within five Business Days of receiving the direction of the Trustee, to terminate the Servicer in accordance with clause (ii) of the preceding sentence, (ii) ZVF is permitted to take such action pursuant to the Related Documents and refuses to do so, or (iii) the Trustee reasonably determines that such action must be taken immediately, then the Trustee may (and, at the direction of the Requisite Investors, shall), terminate the Servicer and appoint a successor Servicer for all purposes under the ZVF Lease, the Collateral Agency Agreement and the other Related Documents. Upon any termination of the Servicer, the Trustee shall deliver any notices required under the Related Documents to cause any successor Servicer to commence performing services.

Section 8.8. Notice of Defaults.

Promptly (and in any event within five (5) Business Days) upon becoming aware of (i) any Potential Amortization Event or Amortization Event with respect to any Series of Indenture

Notes Outstanding, any Potential Operating Lease Event of Default, any Operating Lease Event of Default or any Servicer Default or (ii) any default under any other Collateral Agreement or any Related Documents, ZVF shall give the Trustee and the Rating Agencies with respect to each Series of Notes Outstanding notice thereof, together with an Officer’s Certificate of ZVF setting forth the details thereof and any action with respect thereto taken or contemplated to be taken by ZVF.

Section 8.9. Notice of Material Proceedings.

Promptly (and in any event within five (5) Business Days) upon becoming aware thereof, ZVF shall give the Trustee and the Rating Agencies written notice of the commencement or existence of any proceeding by or before any Governmental Authority against or affecting ZVF which is reasonably likely to have a material adverse effect on the financial condition, business, assets or operations of ZVF or the ability of ZVF to perform its obligations under the Indenture or under any other Related Documents to which it is a party.

Section 8.10. Further Requests.

ZVF will promptly furnish to the Trustee such other information relating to the Notes as, and in such form as, the Trustee may reasonably request in connection with the transactions contemplated hereby or by any Series Supplement.

Section 8.11. Further Assurances.

(a) ZVF shall do such further acts and things, and execute and deliver to the Trustee such additional assignments, agreements, powers and instruments, as are necessary or desirable to maintain the security interest of the Trustee in the Indenture Collateral on behalf of the Noteholders and of the Collateral Agent in the ZVF Vehicle Collateral as a perfected security interest subject to no prior Liens (other than Permitted Liens), to carry into effect the purposes of the Indenture or the other Related Documents (other than any Related Document relating solely to any Segregated Series of Notes) or to better assure and confirm unto the Trustee or the Noteholders their rights, powers and remedies hereunder including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the liens and security interests granted hereby or pursuant to the Collateral Agency Agreement. Without limiting the generality of the foregoing provisions of this Section 8.11(a), ZVF shall take all actions that are required to maintain the security interest of the Trustee in the Indenture Collateral and of the Collateral Agent in the ZVF Vehicle Collateral as a perfected security interest subject to no prior Liens (other than Permitted Liens), including, without limitation (i) filing all UCC financing statements, continuation statements and amendments thereto necessary to achieve the foregoing, (ii) causing the Lien of the Collateral Agent to be noted on all Certificates of Title relating to ZVF Vehicle Collateral and (iii) causing the Servicer, as agent for the Collateral Agent, to maintain possession of such Certificates of Title for the benefit of the Collateral Agent pursuant to Section 2.6(a) of the Collateral Agency Agreement. If ZVF fails to perform any of its agreements or obligations under this Section 8.11(a), the Trustee shall, at the direction of the Required Noteholders of any Series of Notes, itself perform such agreement or obligation, and the expenses of the Trustee incurred in connection therewith shall be payable by ZVF upon the Trustee’s demand therefor. The Trustee is hereby authorized to execute and file any financing statements, continuation statements or other instruments necessary or appropriate to perfect or maintain the perfection of the Trustee’s security interest in the Indenture Collateral.

(b) If any amount payable under or in connection with any of the Indenture Collateral shall be or become evidenced by any promissory note, chattel paper or other instrument, such note, chattel paper or instrument shall be deemed to be held in trust and immediately pledged and physically delivered to the Trustee hereunder, and shall, subject to the rights of any Person in whose favor a prior Lien has been perfected, be duly endorsed in a manner satisfactory to the Trustee.

(c) ZVF will warrant and defend the Trustee’s right, title and interest in and to the Indenture Collateral and the income, distributions and proceeds thereof, for the benefit of the Trustee on behalf of the Noteholders, against the claims and demands of all Persons whomsoever.

(d) On or before June 30 of each calendar year, commencing with June 30, 2011, ZVF shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of the Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as are necessary to maintain the perfection of the lien and security interest created by this Base Indenture or the Collateral Agency Agreement in the Collateral and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Base Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the perfection of the lien and security interest of this Base Indenture in the Collateral until June 30 in the following calendar year.

Section 8.12. Liens.

ZVF will not create, incur, assume or permit to exist any Lien upon any of its property (including the Collateral), other than (i) Liens in favor of the Trustee or the Collateral Agent for the benefit of the Noteholders, (ii) Liens on Series-Specific Collateral and ZVF Segregated Vehicle Collateral in favor of the Trustee or the Collateral Agent for the benefit of Segregated Noteholders and (iii) other Permitted Liens.

Section 8.13. Other Indebtedness.

ZVF will not create, assume, incur, suffer to exist or otherwise become or remain liable in respect of any Indebtedness other than Indebtedness hereunder or under any other Related Document.

Section 8.14. No ERISA Plan.

ZVF shall not establish or maintain or contribute to any Plan that is covered by Title IV of ERISA.

Section 8.15. Mergers.

ZVF will not merge or consolidate with or into any other Person.

Section 8.16. Sales of Assets.

ZVF will not sell, lease, transfer, liquidate or otherwise dispose of any of its property except as contemplated by the Related Documents.

Section 8.17. Acquisition of Assets.

ZVF will not acquire, by long-term or operating lease or otherwise, any property except in accordance with the terms of the Related Documents.

Section 8.18. Dividends, Officers’ Compensation, etc.

ZVF will not declare or pay any distributions on any of its limited liability company interests or make any purchase, redemption or other acquisition of its limited liability company interests; provided, however, that so long as no Amortization Event or Potential Amortization Event has occurred and is continuing with respect to any Series of Notes Outstanding or would result therefrom, ZVF may declare and pay distributions to the extent permitted under Section 18-607 of the Delaware Limited Liability Company Act. ZVF will not pay any wages or salaries or other compensation to its officers, directors, employees or others except out of earnings computed in accordance with GAAP.

Section 8.19. Legal Name; Location Under Section 9-301.

ZVF will neither change its location (within the meaning of Section 9-301 of the applicable UCC) or its legal name without at least 30 days’ prior written notice to the Trustee and the Collateral Agent. In the event that ZVF desires to so change its location or change its legal name, ZVF will make any required filings and prior to actually changing its location or its legal name ZVF will deliver to the Trustee and the Collateral Agent (i) an Officer’s Certificate of ZVF and an Opinion of Counsel confirming that all required filings have been made to continue the perfected interest of the Trustee on behalf of the Noteholders in the Indenture Collateral and the perfected interest of the Collateral Agent in the ZVF Vehicle Collateral in respect of the new location or new legal name of ZVF and (ii) copies of all such required filings with the filing information duly noted thereon by the office in which such filings were made.

Section 8.20. ZVF LLC Agreement.

(a) ZVF will not amend the ZVF LLC Agreement or its certificate of formation unless, prior to such amendment, the Rating Agency Condition with respect to each Series of Indenture Notes Outstanding that is rated by a Rating Agency shall have been satisfied with respect to such amendment.

(b) ZVF shall give the Trustee and each Rating Agency at least ten (10) days’ prior written notice of the appointment of any Independent Director to its Board of Directors, which notice shall certify that the designated Person qualifies as an “Independent Director”; provided that if such appointment is to fill a vacancy, such notice shall be given as promptly as possible.

(c) ZVF shall at all times remain in compliance with Section 34(b) of the ZVF LLC Agreement.

Section 8.21. Investments.

ZVF will not make, incur, or suffer to exist any loan, advance, extension of credit or other investment in any Person other than in accordance with the Related Documents and, in addition, without limiting the generality of the foregoing, ZVF will not direct the investment of funds in the Collection Account in a manner that would have the effect of causing ZVF to be an “investment company” within the meaning of the Investment Company Act.

Section 8.22. No Other Agreements.

ZVF will not enter into or be a party to any agreement or instrument other than any Related Document, as the same may be amended, modified or supplemented from time to time, any documents related to any Enhancement or any documents and agreements incidental or related thereto.

Section 8.23. Other Business.

ZVF will not engage in any business or enterprise or enter into any transaction other than the acquisition, financing, leasing and disposition of the ZVF Vehicles and ZVF Segregated Vehicles pursuant to the Related Documents, the related exercise of its rights thereunder, the incurrence and payment of ordinary course operating expenses, the issuing and selling of the Indenture Notes and other activities related to or incidental to any of the foregoing.

Section 8.24. Maintenance of Separate Existence.

ZVF will:

(a) maintain its own deposit account or accounts, separate from those of any of its Affiliates, with commercial banking institutions and ensure that the funds of ZVF will not be diverted to any other Person or for any use other than the use of ZVF, nor will such funds be commingled with the funds of Zipcar, or any other Subsidiary or Affiliate of Zipcar other than as provided in the Related Documents;

(b) ensure that all transactions between ZVF and any of its Affiliates, whether currently existing or hereafter entered into, shall be only on an arm’s length basis, it being understood and agreed that the transactions contemplated in the Related Documents meet the requirements of this clause (b);

(c) to the extent that it requires an office to conduct its business, conduct its business from an office at a separate address from that of Zipcar and its Affiliates; provided, that segregated offices in the same building shall constitute separate addresses for purposes of this clause (c). To the extent that ZVF and any of its members or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses;

(d) issue separate financial statements prepared at least annually and prepared in accordance with GAAP;

(e) conduct its affairs in its own name and in accordance with the ZVF LLC Agreement and observe all necessary, appropriate and customary limited liability company formalities, including, but not limited to, holding all regular and special meetings appropriate to authorize all actions of ZVF, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to payroll and intercompany transaction accounts;

(f) not assume or guarantee any of the liabilities of Zipcar or any Affiliate thereof;

(g) take, or refrain from taking, as the case may be, all other actions that are necessary to be taken or not to be taken in order to (x) ensure that the assumptions and factual recitations set forth in the Specified Bankruptcy Opinion Provisions remain true and correct in all material respects with respect to ZVF and (y) comply in all material respects with those procedures described in such provisions which are applicable to ZVF; and

(h) maintain at least two Independent Directors on its Board of Directors.

Section 8.25. Disposition of ZVF Vehicles.

If a ZVF Vehicle is returned to ZVF pursuant to Section 2.5(b) of the ZVF Lease, ZVF will use commercially reasonable efforts to arrange for the prompt sale of such ZVF Vehicle and to maximize the sale price thereof.

Section 8.26. Insurance.

ZVF will obtain and maintain, or cause to be obtained and maintained, with respect to the ZVF Vehicles commercial automobile liability insurance in respect of the possession, condition, maintenance, operation and use of the ZVF Vehicles in the amount required to meet the minimum financial responsibility requirements mandated by applicable state law which shall include commercial general liability insurance in an amount not less than $1,000,000 per occurrence with a minimum general aggregate limit of $2,000,000, excess liability insurance in an amount not less than $4,000,000 per occurrence and in the aggregate. All insurance policies (to the extent that such policies relate to Vehicles with respect to which the Collateral Agent is the lienholder pursuant to the Collateral Agency Agreement) obtained pursuant to this Section 8.26 shall name the Collateral Agent as a loss payee as its interest may appear. ZVF shall provide that the Trustee and the Collateral Agent will receive at least 30 days’ prior written notice of any change or cancellation of such insurance policies or arrangements. Any insurance, as opposed to self-insurance, obtained by ZVF shall be obtained from a Qualified Insurer only.

ARTICLE IX AMORTIZATION EVENTS AND REMEDIES

Section 9.1. Amortization Events.

If any one of the following events shall occur with respect to any Series of Notes (each, an “Amortization Event”):

(a) the occurrence of an Event of Bankruptcy with respect to ZVF or Zipcar;

(b) the Securities and Exchange Commission or other regulatory body having jurisdiction reaches a final determination that ZVF is an “investment company” or is under the “control” of an “investment company” under the Investment Company Act;

(c) the ZVF Lease is terminated for any reason;

(d) any Lease Payment Default shall have occurred;

(e) any Aggregate Asset Amount Deficiency exists and continues for a period of three Business Days;

(f) any Operating Lease Event of Default (other than a Lease Payment Default) shall have occurred and be continuing;

(g) there shall have been filed against Zipcar or ZVF (i) a notice of a federal tax lien from the Internal Revenue Service, (ii) a notice of a Lien from the Pension Benefit Guaranty Corporation under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a Plan to which either of such sections applies or (iii) a notice of any other Lien (other than a Permitted Lien) that could reasonably be expected to attach to the assets of ZVF and 30 days shall have elapsed without such notice having been effectively withdrawn or such Lien having been released or discharged;

(h) subject to Section 8.7(b) herein, any of the Related Documents or any material portion thereof (other than any Related Document which relates solely to any Segregated Series of Notes) shall cease, for any reason, to be in full force and effect or enforceable in accordance with its terms or Zipcar or ZVF shall so assert in writing;

(i) any Servicer Default or any Administrator Default shall have occurred; or

(j) any other event shall occur which may be specified in any Series Supplement (other than a Segregated Series Supplement) as an “Amortization Event”;

then (i) in the case of any event described in clause (f), (g), (h), (i) or (j) above (with respect to clause (j) above, only to the extent specified in the applicable Series Supplement), either the Trustee, by written notice to ZVF, or the Required Noteholders of the applicable Series of Notes, by written notice to ZVF and the Trustee, may declare that an Amortization Event has occurred with respect to such Series of Notes as of the date of the notice or (ii) in the case of any event described in clause (a), (b), (c), (d) or (e) above, an Amortization Event with respect to all Series of Notes then outstanding shall immediately occur without any notice or other action on the part of the Trustee or any Noteholder or (iii) in the case of any event described in clause (j) above (only to the extent specified in the applicable Series Supplement), an Amortization Event with respect to the related Series of Notes shall immediately occur without any notice or other action on the part of the Trustee or any Noteholder; provided, that, the events described in clauses (a) through (i) above shall not cause an Amortization Event to occur with respect to any Segregated Series of Notes (unless otherwise specified in the Series Supplement for any such Segregated Series).

Section 9.2. Rights of the Trustee upon Amortization Event or Certain Other Events of Default.

(a) General. If and whenever an Amortization Event with respect to any Series of Notes Outstanding shall have occurred and be continuing, the Trustee may and, at the written direction of the Requisite Investors shall (subject to Section 10.1(d) and Section 10.2(e)), exercise (or direct the Collateral Agent to exercise) from time to time any rights and remedies available to it on behalf of the Noteholders under applicable law or any Related Documents (other than any Related Document or portion thereof relating solely to any Segregated Series of Notes); provided, however, that if such Amortization Event is with respect to less than all Series of Notes Outstanding, then the Trustee’s rights and remedies pursuant to the provisions of this Section 9.2 shall be limited to rights and remedies pertaining to those Series of Notes with respect to which such Amortization Event has occurred and the Trustee shall exercise such rights and remedies at the written direction of Noteholders holding in excess of 50% of the aggregate Principal Amount of all such Series of Notes with respect to which such Amortization Event has occurred, to the extent that such rights and remedies relate to Collateral or the Note Obligations. Any amounts relating to the Collateral or the Note Obligations obtained by the Trustee (or by the Collateral Agent at the direction of the Trustee) on account of or as a result of the exercise by the Trustee of any right shall be held by the Trustee as additional collateral for the repayment of Note Obligations and shall be applied as provided in Article 5. If so specified in the applicable Series Supplement, the Trustee may agree not to exercise any rights or remedies available to it as a result of the occurrence of an Amortization Event with respect to a Series of Notes to the extent set forth therein.

(b) Liquidation Event of Default; Limited Liquidation Event of Default. If a Liquidation Event of Default or a Limited Liquidation Event of Default shall have occurred and be continuing, the Trustee, at the written direction of the Requisite Investors (in the case of a Liquidation Event of Default) or the Required Noteholders of the applicable Series of Notes (in the case of a Limited Liquidation Event of Default), shall direct ZVF and the Collateral Agent to exercise (and ZVF agrees to exercise) all rights, remedies, powers, privileges and claims of ZVF relating to the Collateral against any party to any Related Documents (other than any Related Document relating solely to any Segregated Series of Notes) arising as a result of the occurrence of such Liquidation Event of Default or Limited Liquidation Event of Default, as the case may be, or otherwise, including the right or power to take any action to compel performance or observance by any such party of its obligations to ZVF as such obligations relate to the Collateral and the right to terminate all or a portion of the ZVF Lease and take possession of ZVF Vehicles and to give any consent, request, notice, direction, approval, extension or waiver in respect of such ZVF Lease, and any right of ZVF to take such action independent of such direction shall be suspended. If and whenever a Liquidation Event of Default or a Limited Liquidation Event of Default with respect to any Series of Notes Outstanding shall have occurred and be continuing, the Trustee may and, at the written direction of the Requisite Investors (in the case of a Liquidation Event of Default) or the Required Noteholders of the applicable Series of Notes (in the case of a Limited Liquidation Event of Default), shall direct ZVF to terminate the Power of Attorney granted to Zipcar pursuant to Section 2.5(b) of the Collateral Agency Agreement, solely to the extent such power of attorney relates to the Collateral.

(c) ZVF Vehicles. Upon the occurrence of a Liquidation Event of Default, the Trustee, at the written direction of the Requisite Investors, shall promptly (and, in any event, within any reasonably practicable period specified in such written direction) instruct the Collateral Agent to sell or cause to be sold to third parties all ZVF Vehicles. Upon the occurrence of a Limited Liquidation Event of Default with respect to any Series of Notes, the Trustee, acting at the written direction of the Required Noteholders of the applicable Series of Notes, shall promptly (and, in any event, within any reasonably practicable period specified in such written direction) instruct the Collateral Agent to sell ZVF Vehicles or cause ZVF Vehicles to be sold to third parties in an amount sufficient to pay all interest and principal on such Series of Notes; provided, however, that, subject to Section 9.5 and Section 10.1(d) and the other rights of the Trustee and the Collateral Agent under the Base Indenture and the Collateral Agency Agreement, respectively, the Collateral Agent, the Trustee and ZVF shall select the ZVF Vehicles to be sold to third parties in a manner that does not adversely affect in any material respect the interests of the Noteholders of any Series of Notes Outstanding or any Enhancement Provider.

(d) Failure of ZVF or the Collateral Agent to Take Action. If (i) ZVF or the Collateral Agent shall have failed, within five Business Days of receiving the direction of the Trustee, to take commercially reasonable action to accomplish directions of the Trustee given pursuant to clause (b) or (c) above, (ii) ZVF or the Collateral Agent refuses to take such action or (iii) the Trustee reasonably determines that such action must be taken immediately, the Trustee may (and at the written direction of the Required Noteholders of the affected Series of Notes (with respect to any Limited Liquidation Event of Default) or the Requisite Investors (with respect to any Liquidation Event of Default) shall) take such previously directed action (and any related action as permitted under this Base Indenture thereafter determined by the Trustee to be appropriate without the need under this provision or any other provision under this Base Indenture to direct ZVF or the Collateral Agent to take such action). The Trustee may direct the Collateral Agent to institute legal proceedings for the appointment of a receiver or receivers to take possession of the ZVF Vehicles pending the sale thereof pursuant either to the powers of sale granted by this Base Indenture, the Collateral Agency Agreement and the other Related Documents or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Base Indenture.

(e) Sale of Collateral. Upon any sale of any of the Collateral directly by the Trustee, or by the Collateral Agent at the direction of the Trustee (or, in each case, by their respective agents), whether made under the power of sale given under this Section 9.2 or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this Base Indenture:

(i) the Trustee, any Indenture Noteholder and/or any Enhancement Provider may bid for and purchase the property being sold, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property in its own absolute right without further accountability;

(ii) the Trustee, or the Collateral Agent at the direction of the Trustee, may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

(iii) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of ZVF of, in and to the property so sold shall be divested; and such sale shall be a perpetual bar both at law and in equity against ZVF, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under ZVF or its successors or assigns;

(iv) the receipt of the Trustee or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof; and

(v) to the extent that it may lawfully do so, ZVF agrees that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension or redemption laws, or any law permitting it to direct the order in which the ZVF Vehicles shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Base Indenture.

(f) Additional Remedies. In addition to any rights and remedies now or hereafter granted hereunder or under applicable law with respect to the Collateral, the Trustee shall (subject to the foregoing provisions in respect of the ZVF Vehicles) have all of the rights and remedies of a secured party under the UCC as enacted in any applicable jurisdiction.

(g) Amortization Event. Upon the occurrence of an Amortization Event with respect to one or more, but not all, Series of Notes Outstanding, the Trustee shall, subject to Section 10.1 exercise all remedies hereunder to the extent necessary to pay all interest on and principal of the related Series of Notes and all other amounts owing hereunder with respect to such Series of Notes; provided that, subject to Section 9.5 and Section 10.1(d) and the other rights of the Trustee hereunder, any such actions shall not adversely affect in any material respect the interests of the Noteholders of any Series of Notes Outstanding with respect to which no Amortization Event shall have occurred and shall not adversely affect in any material respect the interests of the Segregated Noteholders of any Segregated Series of Notes Outstanding.

(h) Segregated Series. Upon the occurrence of an Amortization Event relating to any Outstanding Segregated Series of Notes, the Trustee shall limit any recourse hereunder or under the applicable Segregated Series Supplement to the related Series-Specific Collateral in satisfying the payment of interest and principal due on such Segregated Series of Notes. For all purposes hereunder and for the avoidance of doubt, the Required Noteholders with respect to any Segregated Series of Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Series-Specific Collateral relating to such Segregated Series of Notes; provided that, subject to Section 9.5 and Section 10.1(d) and the other rights of the Trustee hereunder, any such actions shall not adversely affect in any material respect the interests of the Segregated Noteholders of any other Segregated Series of Notes Outstanding and shall not adversely affect in any material respect the interests of the Noteholders of any Series of Notes Outstanding.

Section 9.3. Other Remedies.

Subject to the terms and conditions of this Base Indenture, if an Amortization Event occurs and is continuing (other than any Amortization Event relating solely to any Segregated Series of Notes), the Trustee may pursue any remedy available to it on behalf of the Noteholders under applicable law or in equity to collect the payment of principal of or interest on the Notes of each Series of Notes (or the applicable Series of Notes, in the case of an Amortization Event that affects less than all Series of Notes) or to enforce the performance of any provision of such Notes, this Base Indenture or any Series Supplement with respect such Series of Notes. In addition, the Trustee may, or shall at the written direction of the Requisite Investors (or the Required Noteholders of one or more Series of Notes, in the case of an Amortization Event that affects only such Series of Notes), direct the Collateral Agent or ZVF to exercise any rights or remedies available under any Related Documents (other than any Related Document relating solely to any Segregated Series of Notes) or under applicable law or in equity with respect to that Series of Notes, in each case to the extent relating to the Collateral or the Note Obligations; provided that, subject to Section 9.5 and Section 10.1(d) and the other rights of the Trustee and the Collateral Agent under the Base Indenture and the Collateral Agency Agreement, respectively, any such actions shall not adversely affect in any material respect the interests of the Noteholders of any Notes Outstanding with respect to which no Amortization Event shall have occurred and shall not adversely affect in any material respect the interests of the Segregated Noteholders of any Segregated Series of Notes Outstanding.

The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding, and any such proceeding instituted by the Trustee shall be in its own name as trustee. All remedies are cumulative to the extent permitted by law.

Section 9.4. Waiver of Past Events.

Subject to Section 12.2, the Required Noteholders of any Series of Notes, by notice to the Trustee, may waive any existing Potential Amortization Event or Amortization Event described in clause (f), (g), (h), (i) or (j) of Section 9.1 (with respect to clause (j), only to the extent specified in the applicable Series Supplement) which relate to such Series and its consequences; provided that, for the avoidance of doubt, with respect to clause (j) of Section 9.1, if waiver of any existing Potential Amortization Event or Amortization Event specified in an applicable Series Supplement is subject to a higher percentage of the aggregate principal amount of Outstanding Notes of such Series pursuant to such Series Supplement, such higher percentage of the aggregate principal amount of Outstanding Notes of such Series shall be required to waive such existing Potential Amortization

Event or Amortization Event. Upon any such waiver, such Potential Amortization Event shall cease to exist with respect to such Series, and any Amortization Event with respect to such Series arising therefrom shall be deemed to have been cured for every purpose of this Base Indenture, but no such waiver shall extend to any subsequent or other Potential Amortization Event or impair any right consequent thereon. A Potential Amortization Event or an Amortization Event described in clause (a), (b), (c), (d), (e) or (j) of Section 9.1 (with respect to clause (j), only to the extent specified in the applicable Series Supplement) shall not be subject to waiver without the approval of 100% of the aggregate Principal Amount of the Outstanding Notes. The Trustee shall provide notice to each Rating Agency, if any, of any waiver by the Noteholders of any Series pursuant to this Section 9.4. The provisions relating to the waiver of Amortization Events and Potential Amortization Events with respect to any Segregated Series shall be set forth in the related Segregated Series Supplement.

Section 9.5. Control by Requisite Investors.

The Requisite Investors (or, to the extent such remedy relates only to a particular Series of Notes, the Required Noteholders of such Series) may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee on behalf of the Noteholders or exercising any trust or power conferred on the Trustee. However, subject to Section 10.1, the Trustee may refuse to follow any direction that conflicts with law or this Base Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Indenture Noteholders, or that may involve the Trustee in personal liability.

Section 9.6. Limitation on Suits.

Any other provision of this Base Indenture to the contrary notwithstanding, a Noteholder may pursue a remedy with respect to this Base Indenture or any Series of Notes only if:

(a) the Noteholder gives to the Trustee written notice of a continuing Amortization Event with respect to such Series of Notes;

(b) the Noteholders of at least 25% of the aggregate Principal Amount of all then Outstanding Notes of such Series of Notes make a written request to the Trustee to pursue the remedy;

(c) such Noteholder or Noteholders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

(d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

(e) during such 60-day period the Required Noteholders of such Series of Notes do not give the Trustee a direction inconsistent with the request.

A Noteholder may not use this Base Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

Section 9.7. Unconditional Rights of Holders to Receive Payment.

Notwithstanding any other provision of the Indenture, the right of any Indenture Noteholder of an Indenture Note to receive payment of principal of and interest on the Indenture Note, on or after the respective due dates expressed in the Indenture Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Indenture Noteholder (it being understood that Noteholders have consented to the limitations of their rights with respect to the Series-Specific Collateral as set forth herein and the Segregated Noteholders of each Segregated Series of Notes have consented to the limitation of their rights with respect to the Collateral and Series-Specific Collateral securing any other Segregated Series of Notes as set forth herein).

Section 9.8. Collection Suit by the Trustee.

If any Amortization Event arising from the failure to make a payment in respect of a Series of Notes occurs and is continuing, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against ZVF for the whole amount of principal and interest remaining unpaid on the Notes of such Series and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; provided, that the Trustee shall not be permitted to recover such a judgment from any Series-Specific Collateral.

Section 9.9. The Trustee May File Proofs of Claim.

The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders relating to the Collateral or the Note Obligations allowed in any judicial proceedings relative to ZVF (or any other obligor upon the Notes), its creditors or its property, and shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claim and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Noteholders, to pay the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 10.5 out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money and other properties which such Noteholders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any such Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes of any Noteholder or the rights of any such Noteholder thereof, or to authorize the Trustee to vote in respect of the claim of any such Noteholder in any such proceeding.

Section 9.10. Priorities.

If the Trustee collects any money pursuant to this Article, the Trustee shall pay out the money in accordance with the provisions of Article 5, net of all costs, fees and expenses owed to the Trustee and the Collateral Agent by ZVF hereunder or under any Related Document.

Section 9.11. Undertaking for Costs.

In any suit for the enforcement of any right or remedy under the Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of any undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by an Indenture Noteholder pursuant to Section 9.7, or a suit by Indenture Noteholders of more than 10% of the aggregate Principal Amount of all then Outstanding Indenture Notes.

Section 9.12. Rights and Remedies Cumulative.

No right or remedy herein conferred upon or reserved to the Trustee or to the holders of Indenture Notes is intended to be exclusive of any other right or remedy, and every right or remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under the Indenture or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy under the Indenture, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 9.13. Delay or Omission Not Waiver.

No delay or omission of the Trustee or of any holder of any Indenture Note to exercise any right or remedy accruing upon any Amortization Event shall impair any such right or remedy or constitute a waiver of any such Amortization Event or an acquiescence therein. Every right and remedy given by this Article 9 or by law to the Trustee or to the holders of Indenture Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the holders of Indenture Notes, as the case may be.

Section 9.14. Reassignment of Surplus.

After termination of the Indenture and the payment in full of the Note Obligations, any proceeds of the Collateral received or held by the Trustee shall be turned over to ZVF and the Indenture Collateral shall be reassigned to ZVF by the Trustee without recourse to the Trustee and without any representations, warranties or agreements of any kind.

ARTICLE X THE TRUSTEE

Section 10.1. Duties of the Trustee.

(a) If an Amortization Event has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by the Indenture and the other Related

Documents, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs; provided, however, that, subject to clause (c) below, the Trustee shall have no liability in connection with any action or inaction taken, or not taken, by it upon the deemed occurrence of an Amortization Event of which a Trust Officer has not received written notice.

(b) Except during the occurrence and continuance of an Amortization Event:

(i) The Trustee undertakes to perform only those duties that are specifically set forth in the Indenture and no others, and no implied covenants or obligations shall be read into the Indenture against the Trustee; and

(ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of the Indenture; provided, however, that in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine such certificates or opinions to determine whether or not they conform to the requirements of the Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein). Except as otherwise provided, the delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including ZVF’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

(i) This clause does not limit the effect of clause (b) of this Section 10.1.

(ii) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

(iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 9.3.

(iv) The Trustee shall not be charged with knowledge of any default by any Person in the performance of its obligations under any Related Document or any other event that would constitute an Amortization Event, unless a Trust Officer receives written notice of such failure from ZVF, Zipcar or any Indenture Noteholder or otherwise has actual knowledge thereof.

(d) Notwithstanding anything to the contrary contained in this Base Indenture or any of the Related Documents, no provision of the Indenture shall require the Trustee to expend or risk its own funds or incur any liability (financial or otherwise) if there are reasonable grounds (as determined by the Trustee in its sole discretion) for believing that the repayment of such funds is not reasonably assured to it by the security afforded to it by the terms of the Indenture. The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any risk, loss, liability or expense.

(e) In the event that the Paying Agent or the Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Registrar, as the case may be, under the Indenture, the Trustee, if it is the same entity as or is affiliated with such Paying Agent or the Registrar, shall be obligated as soon as practicable upon actual knowledge of a Trust Officer thereof and receipt of appropriate records and information, if any, to perform such obligation, duty or agreement in the manner so required.

(f) Subject to Section 10.3, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law or the Related Documents.

(g) Whether or not therein expressly so provided, every provision of the Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 10.1.

(h) Beyond the exercise of reasonable care in the custody thereof, the Trustee shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto and, unless directed by the Required Noteholders of any Series of Notes Outstanding, the Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Collateral. Beyond the exercise of reasonable care in the custody thereof, the Trustee shall have no duty as to any Series-Specific Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto and, unless directed by the Required Noteholders of any applicable Segregated Series of Notes Outstanding, the Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the related Series-Specific Collateral. The Trustee shall be deemed to have exercised reasonable care in the custody of the Collateral or any Series-Specific Collateral in its possession if the Collateral or any Series-Specific Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral or any Series-Specific Collateral, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Trustee with due care in good faith.

(i) The Trustee shall not be responsible for the existence, genuineness or value of any of the Collateral or any Series-Specific Collateral or for the validity, perfection, priority or enforceability of the security interest in any of the Collateral or any Series-Specific Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, for the validity or sufficiency of the Collateral or any Series-Specific Collateral or any agreement or assignment contained therein, for the validity of the title of ZVF to the Collateral or any Series-Specific Collateral, for insuring the Collateral or any Series-Specific Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or any Series-Specific Collateral or otherwise as to the maintenance of the Collateral or any Series-Specific Collateral. Except as otherwise provided herein, the Trustee shall have no duty to inquire as to the performance or observance of any of the terms of the Indenture or the Related Documents by ZVF or the Collateral Agent.

Section 10.2. Rights of the Trustee.

Except as otherwise provided by Section 10.1:

(a) The Trustee may conclusively rely and shall be fully protected in acting or refraining from acting based upon any document believed by it to be genuine and to have been signed by or presented by the proper person.

(b) The Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

(c) The Trustee may act through agents, custodians and nominees and shall not be liable for any misconduct or negligence on the part of, or for the supervision of, any such agent, custodian or nominee so long as such agent, custodian or nominee is appointed with due care. The appointment of agents (other than legal counsel) pursuant to this subsection (c) shall be subject to the prior consent of ZVF, which consent shall not be unreasonably withheld.

(d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers conferred upon it by this Base Indenture.

(e) Subject to Section 10.1(a), the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Base Indenture or any Series Supplement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Indenture Noteholders, pursuant to the provisions of this Base Indenture or any Series Supplement, unless such Indenture Noteholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

(f) The Trustee shall not be bound to make any investigation into the facts of matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Required Noteholders of any Series of Indenture Notes. If the Trustee is so requested by the Required Noteholders or determines in its own discretion to make such further inquiry or investigation into such facts or matters as it sees fit, the Trustee shall be entitled, upon reasonable notice and upon reasonable request, to examine the books, records and premises of ZVF, personally or by agent or attorney, at the sole cost of ZVF and the Trustee shall incur no liability by reason of such inquiry or investigation.

(g) The Trustee shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Trustee’s own willful misconduct, negligence or bad faith.

(h) The Trustee shall not be liable for the acts or omissions of any successor to the Trustee so long as such acts or omissions were not the result of the negligence, bad faith or willful misconduct of such predecessor Trustee.

(i) The Trustee shall not be required to take any action pursuant to any request or direction of ZVF unless such request or direction is sufficiently evidenced by a Company Request or Company Order.

(j) Whenever in the administration of this Base Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer’s Certificate.

(k) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other person employed to act hereunder.

(l) The Trustee may request that ZVF deliver an incumbency certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to the Indenture, which incumbency certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(m) In acting under this Base Indenture and any Series Supplement, the Trustee may obtain a written direction from the Servicer to clarify the identification of any Collateral or Series-Specific Collateral and the related beneficiaries thereof.

(n) In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware services); it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(o) In no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

Section 10.3. Individual Rights of the Trustee.

The Trustee in its individual or any other capacity may become the owner or pledgee of Indenture Notes and may otherwise deal with ZVF or an Affiliate of ZVF with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

Section 10.4. Notice of Amortization Events and Potential Amortization Events.

If an Amortization Event or a Potential Amortization Event with respect to any Series of Indenture Notes Outstanding occurs and is continuing of which a Trust Officer shall have received written notice, the Trustee shall promptly (and in any event within five (5) Business Days) provide the applicable Indenture Noteholders, ZVF and each Rating Agency, if any, with notice of such Amortization Event or Potential Amortization Event, to the extent that the applicable Series of Indenture Notes are Book-Entry Notes, by telephone and facsimile and otherwise by first class mail.

Section 10.5. Compensation.

(a) ZVF shall promptly pay to the Trustee from time to time compensation for its acceptance of the Indenture and services hereunder as the Trustee and ZVF shall from time to time agree in writing. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. ZVF shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by it in addition to the compensation for its services. Such expenses shall include (i) the reasonable compensation, disbursements and expenses of the Trustee’s agents and counsel and (ii) the reasonable expenses of the Trustee’s agents.

(b) ZVF shall not be required to reimburse any expense or indemnify the Trustee against any loss, liability, or expense incurred by the Trustee through the Trustee’s own willful misconduct, bad faith or negligence.

(c) When the Trustee incurs expenses or renders services after an Amortization Event described in Section 9.1(a) in respect of ZVF occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Code.

(d) The provisions of this Section 10.5 shall survive the termination of the Indenture and the resignation and removal of the Trustee.

Section 10.6. Replacement of the Trustee.

(a) A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee’s acceptance of appointment as provided in this Section 10.6.

(b) The Trustee may, after giving forty-five (45) days prior written notice to ZVF, each Indenture Noteholder and each Rating Agency, if any, resign at any time and be discharged from the trust hereby created; provided, however, that no such resignation of the Trustee shall be effective until a successor trustee satisfying the requirements of Section 10.8(a) has assumed the obligations of the Trustee hereunder. The Requisite Indenture Investors may remove the Trustee with respect to the trust hereby created at any time by so notifying the Trustee and ZVF. So long as no Amortization Event has occurred and is continuing with respect to any Outstanding Series of Indenture Notes, ZVF may remove the Trustee at any time; provided, however, that such removal shall not be effective until a successor trustee satisfying the requirements of Section 10.8(a) has assumed the obligations of the Trustee hereunder. ZVF shall remove the Trustee if:

(i) the Trustee fails to comply with Section 10.8;

(ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under the Bankruptcy Code;

(iii) a custodian or public officer takes charge of the Trustee or its property; or

(iv) the Trustee becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason, ZVF shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Requisite Indenture Investors may appoint a successor Trustee to replace the successor Trustee appointed by ZVF.

(c) If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, at the expense of ZVF, ZVF or any Indenture Noteholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(d) If the Trustee after written request by any Indenture Noteholder fails to comply with Section 10.8, such Indenture Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee or removed Trustee and to ZVF. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Base Indenture and any Series Supplement. The successor Trustee shall mail a notice of its succession to Indenture Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee; provided, however, that all sums owing to the retiring Trustee hereunder have been paid. Notwithstanding replacement of the Trustee pursuant to this Section 10.6, ZVF’s obligations under Section 10.5 shall continue for the benefit of the retiring Trustee.

Section 10.7. Successor Trustee by Merger, etc.

Subject to Section 10.8, if the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

Section 10.8. Eligibility Disqualification.

(a) There shall at all times be a Trustee hereunder which shall (i) be a corporation organized and doing business under the laws of the United States of America or of any state thereof authorized under such laws to exercise corporate trustee power and (ii) be subject to supervision or examination by Federal or state authority and shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

(b) At any time the Trustee shall cease to satisfy the eligibility requirements of Section 10.8(a) above, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.6.

Section 10.9. Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions of this Base Indenture or any Series Supplement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Indenture Collateral may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Indenture Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Indenture Collateral, or any part thereof, and, subject to the other provisions of this Section 10.9, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.8 and no notice to Indenture Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 10.6. No co-trustee shall be appointed without the consent of ZVF unless such appointment is required as a matter of state law or to enable the Trustee to perform its functions hereunder.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) The Indenture Notes of each Series of Indenture Notes shall be authenticated and delivered solely by the Trustee or an authenticating agent appointed by the Trustee;

(ii) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform, such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(iii) No trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iv) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Base Indenture and the conditions of this Article 10. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Base Indenture and any Series Supplement, specifically including every provision of this Base Indenture or any Series Supplement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to ZVF.

(d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Base Indenture or any Series Supplement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 10.10. Representations and Warranties of Trustee.

The Trustee represents and warrants to ZVF and the Indenture Noteholders that:

(i) The Trustee is a New York banking corporation, duly organized, existing and in good standing under the laws of the State of New York;

(ii) The Trustee has full power, authority and right to execute, deliver and perform this Base Indenture and any Series Supplement issued concurrently with this Base Indenture and to authenticate the Indenture Notes, and has taken all necessary action to authorize the execution, delivery and performance by it of this Base Indenture and any Series Supplement issued concurrently with this Base Indenture and to authenticate the Indenture Notes;

(iii) This Base Indenture has been duly executed and delivered by the Trustee; and

(iv) The Trustee meets the requirements of eligibility as a trustee hereunder set forth in Section 10.8.

Section 10.11. ZVF Indemnification of the Trustee.

ZVF shall indemnify and hold harmless the Trustee or any predecessor Trustee and their respective directors, officers, agents and employees from and against any loss, liability,

claim, expense (including taxes, other than taxes based upon, measured by or determined by the income of the Trustee or such predecessor Trustee), damage or injury suffered or sustained by reason of any acts, omissions or alleged acts or omissions arising out of or in connection with the activities of the Trustee or such predecessor Trustee pursuant to this Base Indenture or any Series Supplement, including but not limited to any judgment, award, settlement, reasonable attorneys’ fees and other costs or expenses reasonably incurred in connection with the defense of any actual or threatened action, proceeding, claim (whether asserted by ZVF or any Indenture Noteholder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section 10.11; provided, however, that ZVF shall not indemnify the Trustee, any predecessor Trustee or their respective directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute bad faith, willful misconduct or negligence by the Trustee or the Collateral Agent or such predecessor Trustee, as the case may be. The indemnity provided herein shall survive the termination of the Indenture and the resignation and removal of the Trustee.

ARTICLE XI DISCHARGE OF INDENTURE

Section 11.1. Termination of ZVF’s Obligations.

(a) The Indenture shall cease to be of further effect (except that (i) ZVF’s obligations under Section 10.5 and Section 10.11, (ii) the Trustee’s and Paying Agent’s obligations under Section 11.3 and (iii) the Indenture Noteholders’ and the Trustee’s obligations under Section 13.15 shall survive) when all Outstanding Indenture Notes theretofore authenticated and issued (other than destroyed, lost or stolen Indenture Notes which have been replaced or paid) have been delivered to the Trustee for cancellation and ZVF has paid all sums payable hereunder and under each Series Supplement.

(b) In addition, except as may be provided to the contrary in any Series Supplement, ZVF may terminate all of its obligations under the Indenture if:

(i) ZVF irrevocably deposits in trust with the Trustee or at the option of the Trustee, with a trustee reasonably satisfactory to the Trustee and ZVF under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, money or U.S. Government Obligations in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay, when due, principal and interest on the Indenture Notes to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder and under each Series Supplement; provided, however, that (1) the trustee of the irrevocable trust shall have been irrevocably instructed to pay such money or the proceeds of such U.S. Government Obligations to the Trustee and (2) the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Indenture Notes;

(ii) ZVF delivers to the Trustee an Officer’s Certificate of ZVF stating that all conditions precedent to satisfaction and discharge of the Indenture have been complied with, and an Opinion of Counsel to the same effect;

(iii) ZVF delivers to the Trustee an Officer’s Certificate of ZVF stating that no Potential Amortization Event or Amortization Event shall have occurred and be continuing on the date of such deposit; and

(iv) the Rating Agency Condition with respect to each Series of Indenture Notes Outstanding that is rated by a Rating Agency shall have been satisfied with respect to such deposit and termination of obligations pursuant to this Section 11.1.

Then, the Indenture shall cease to be of further effect (except as provided in this Section 11.1), and the Trustee, on demand of ZVF, shall execute proper instruments acknowledging confirmation of and discharge under the Indenture.

(c) After such irrevocable deposit made pursuant to Section 11.1(b) and satisfaction of the other conditions set forth herein, the Trustee upon request shall acknowledge in writing the discharge of ZVF’s obligations under the Indenture except for those surviving obligations specified above.

In order to have money available on a payment date to pay principal or interest on the Indenture Notes, the U.S. Government Obligations shall be payable as to principal or interest at least one Business Day before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer’s option.

(d) The representations and warranties set forth in Article 7 of this Base Indenture shall survive for so long as any Series of Notes are Outstanding, and may not be waived with respect to any Series of Notes Outstanding.

Section 11.2. Application of Trust Money.

The Trustee or a trustee satisfactory to the Trustee and ZVF shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 11.1. The Trustee shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent in accordance with the Indenture to the payment of principal and interest on the Indenture Notes. The provisions of this Section 11.2 shall survive the expiration or earlier termination of the Indenture.

Section 11.3. Repayment to ZVF.

The Trustee and the Paying Agent shall promptly pay to ZVF upon written request any excess money or, pursuant to Sections 2.10 and 2.14, return any Indenture Notes held by them at any time.

Subject to Section 2.6(c), the Trustee and the Paying Agent shall pay to ZVF upon written request any money held by them for the payment of principal or interest that remains unclaimed for two years after the date upon which such payment shall have become due.

The provisions of this Section 11.3 shall survive the expiration or earlier termination of the Indenture.

ARTICLE XII AMENDMENTS

Section 12.1. Without Consent of the Noteholders.

(a) Without the consent of any Indenture Noteholder, ZVF and the Trustee, at any time and from time to time, may enter into one or more Supplements hereto, in form satisfactory to the Trustee, for any of the following purposes:

(i) to create a new Series of Indenture Notes (including, without limitation, making such modifications to this Base Indenture and the other Related Documents as may be required to issue a Segregated Series of Notes in accordance with Section 2.3(b));

(ii) to add to the covenants of ZVF for the benefit of any Indenture Noteholders (and if such covenants are to be for the benefit of less than all Series of Indenture Notes, stating that such covenants are expressly being included solely for the benefit of such Series of Indenture Notes) or to surrender any right or power herein conferred upon ZVF (provided, however, that ZVF will not pursuant to this subsection 12.1(a)(ii) surrender any right or power it has under the Related Documents);

(iii) to mortgage, pledge, convey, assign and transfer to the Trustee any property or assets as security for the Notes or any Segregated Series of Notes and to specify the terms and conditions upon which such property or assets are to be held and dealt with by the Trustee and to set forth such other provisions in respect thereof as may be required by the Indenture or as may, consistent with the provisions of the Indenture, be deemed appropriate by ZVF and the Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Trustee;

(iv) to cure any ambiguity, defect, or inconsistency or to correct or supplement any provision contained herein or in any Series Supplement or in any Indenture Notes issued hereunder;

(v) to provide for uncertificated Indenture Notes in addition to certificated Indenture Notes;

(vi) to add to or change any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the issuance of Indenture Notes in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

(vii) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Indenture Notes of one or more Series of Indenture Notes and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

(viii) to correct or supplement any provision herein or in any Series Supplement which may be inconsistent with any other provision herein or therein or to make any other provisions with respect to matters or questions arising under this Base Indenture or in any Series Supplement;

provided, however, that, as evidenced by an Officer’s Certificate of ZVF, such action shall not adversely affect in any material respect the interests of any Indenture Noteholder or Enhancement Provider; provided, further, that ZVF has satisfied the Rating Agency Condition with respect to each Series of Indenture Notes Outstanding with respect to such action.

(b) Upon the request of ZVF and receipt by the Trustee of the documents described in Section 2.2, the Trustee shall join with ZVF in the execution of any Series Supplement authorized or permitted by the terms of this Base Indenture and shall make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into such Series Supplement which affects its own rights, duties or immunities under this Base Indenture or otherwise.

Section 12.2. With Consent of the Noteholders.

(a) Except as provided in Section 12.1, the provisions of this Base Indenture and any Series Supplement (unless otherwise provided in such Series Supplement) may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to in writing by ZVF, the Trustee and the Requisite Indenture Investors (or the Required Noteholders of a Series of Indenture Notes, in respect of any amendment, modification or waiver to the Series Supplement with respect to such Series of Indenture Notes or any amendment, modification or waiver to this Base Indenture which materially adversely affects only the Indenture Noteholders of such Series of Indenture Notes and does not materially adversely affect the Indenture Noteholders of any other Series of Indenture Notes, as substantiated by an Officer’s Certificate of ZVF to such effect); provided, that the Rating Agency Condition with respect to each Series of Indenture Notes Outstanding that is rated by a Rating Agency shall have been satisfied with respect to each such amendment or modification; provided, further that (i) any amendment, modification or waiver of this Base Indenture that materially and adversely affects only the Notes, as evidenced by an Officer’s Certificate of ZVF, shall require the consent of the Requisite Investors rather than the Requisite Indenture Investors; and (ii) ZVF shall be permitted to issue any Subordinated Series of Indenture Notes and effect any amendments hereto reasonably necessary to effect such issuance without the consent of any Indenture Noteholder (other than the Required Noteholders of each previously issued Subordinated Series of Indenture Notes); provided that the Rating Agency Condition with respect to each Series of Indenture Notes Outstanding that is rated by a Rating Agency shall have been satisfied with respect to such issuance of such Subordinated Series of Indenture Notes.

(b) Notwithstanding the foregoing (but subject to the first proviso in the immediately preceding sentence):

(i) any modification of this Section 12.2, any requirement hereunder that any particular action be taken by Indenture Noteholders holding the relevant percentage in Principal Amount of the Indenture Notes, any change in the definition of the terms “Aggregate Asset Amount”, “Aggregate Asset Amount Deficiency”, “Eligible Manufacturer”, “Ineligible Asset Amount”, “Limited Liquidation Event of Default”, or “Liquidation Event of Default” or the applicable amount of Enhancement shall require the consent of each Noteholder materially adversely affected thereby;

(ii) any amendment, waiver or other modification that would (A) extend the due date for, or reduce the amount of any scheduled repayment or prepayment of principal of or interest on any Indenture Note (or reduce the principal amount of or rate of interest on any Indenture Note) shall require the consent of each affected Indenture Noteholder; (B) affect adversely in any material respect the interests, rights or obligations of any Indenture Noteholder individually in comparison to any other Indenture Noteholder shall require the consent of such Indenture Noteholder; or (C) amend or otherwise modify any Amortization Event shall require the consent of each Indenture Noteholder materially adversely affected thereby; and

(iii) any amendment, waiver or other modification that would (A) approve the assignment or transfer by ZVF of any of its rights or obligations hereunder or under any other Related Documents to which it is a party, except pursuant to the express terms hereof or thereof; or (B) release any obligor under any Related Documents to which it is a party, except pursuant to the express terms hereof or of such Related Document, shall require in each case the consent of Indenture Noteholders holding not less than 66 2/3% of the Aggregate Indenture Principal Amount; provided, however, that any such amendment, waiver, or other modification relating to a Related Document that relates solely to a single Series of Indenture Notes (as evidenced by an Officer’s Certificate of ZVF) shall require only the consent of Indenture Noteholders holding not less than 66 2/3% of the Principal Amount of such Series of Indenture Notes; provided, further that with respect to any such amendment, waiver or other modification relating to a Related Document or portion thereof that does not adversely affect in any material respect a Series of Indenture Notes, as evidenced by an Officer’s Certificate of ZVF, then such Series of Indenture Notes shall be deemed not to be outstanding for purposes of the foregoing consent (and the calculation of Aggregate Indenture Principal Amount shall be modified accordingly).

(c) No failure or delay on the part of any Indenture Noteholder or the Trustee in exercising any power or right under the Indenture or any other Related Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

Section 12.3. Supplements and Amendments.

Each amendment or other modification to the Indenture or the Indenture Notes shall be set forth in a Supplement. The initial effectiveness of each Supplement shall be subject to the satisfaction of the Rating Agency Condition with respect to each Series of Indenture Notes Outstanding that is rated by a Rating Agency and the delivery to the Trustee of (i) an Opinion of Counsel that such Supplement is authorized by the Indenture and the conditions precedent set forth herein and in such Series Supplement with respect thereto have been satisfied and that it will be valid and binding upon ZVF in accordance with its terms and (ii) the delivery of any indemnity required by the Trustee pursuant to Section 12.6. In addition to the manner provided in Sections 12.1 and 12.2, each Series Supplement may be amended as provided in such Series Supplement.

Section 12.4. Revocation and Effect of Consents.

Until an amendment or waiver becomes effective, a consent to it by an Indenture Noteholder of an Indenture Note is a continuing consent by the Indenture Noteholder and every subsequent Indenture Noteholder of an Indenture Note or portion of an Indenture Note that evidences the same debt as the consenting Indenture Noteholder’s Indenture Note, even if notation of the consent is not made on any Indenture Note. However, any such Indenture Noteholder or subsequent Indenture Noteholder may revoke the consent as to his Indenture Note or portion of an Indenture Note if the Trustee receives written notice of revocation before the date the amendment or waiver becomes effective. An amendment or waiver becomes effective in accordance with its terms and thereafter binds every Indenture Noteholder. ZVF may fix a record date for determining which Indenture Noteholders must consent to such amendment or waiver.

Section 12.5. Notation on or Exchange of Notes.

The Trustee may place an appropriate notation about an amendment or waiver on any Indenture Note thereafter authenticated. ZVF, in exchange for all Indenture Notes, may issue and the Trustee shall authenticate new Indenture Notes that reflect the amendment or waiver. Failure to make the appropriate notation or issue a new Indenture Note shall not affect the validity and effect of such amendment or waiver.

Section 12.6. The Trustee to Sign Amendments, etc.

The Trustee shall sign any Supplement authorized pursuant to this Article 12 if the Supplement does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such Supplement, the Trustee shall be entitled to receive, if requested, an indemnity reasonably satisfactory to it and to receive and, subject to Section 10.1, shall be fully protected in relying upon, an Officer’s Certificate of ZVF and an Opinion of Counsel as conclusive evidence that such Supplement is authorized or permitted by the Indenture and that all conditions precedent have been satisfied, and that it will be valid and binding upon ZVF in accordance with its terms.

ARTICLE XIII MISCELLANEOUS

Section 13.1. Notices.

(a) Any notice or communication by ZVF or the Trustee to the other shall be in writing and delivered in person or mailed by first-class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, to the other’s address:

If to ZVF:

Zipcar Vehicle Financing LLC

c/o    Zipcar, Inc.

        25 First Street, 4th Floor

        Cambridge, MA 02141

Attn: Maria Stahl

Phone: (617) 995-4231

Fax: (617) 995-4300

with a copy to the Administrator:

Zipcar, Inc.

25 First Street, 4th Floor

Cambridge, MA 02141

Attn: Edward Goldfinger

Phone: (617) 995-4231

Fax: (617) 995-4300

If to the Trustee:

Deutsche Bank Trust Company Americas

60 Wall Street 26th Floor, Mail Stop NYC60-2606

New York, New York 10005

Attention: Alternative and Structured Finance Services

Phone: (212) 250-2946

Fax: (212) 553-2460

If to an Enhancement Provider, at the address provided in the applicable Enhancement Agreement.

ZVF or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications; provided, however, ZVF may not at any time designate more than a total of three (3) addresses to which notices must be sent in order to be effective.

Any notice (i) given in person shall be deemed delivered on the date of delivery of such notice, (ii) given by first class mail shall be deemed given five (5) days after the date that such notice is mailed, (iii) delivered by telex or telecopier shall be deemed given on the date of delivery of such notice, and (iv) delivered by overnight air courier shall be deemed delivered one Business Day after the date that such notice is delivered to such overnight courier.

Notwithstanding any provisions of the Indenture to the contrary, the Trustee shall have no liability based upon or arising from the failure to receive any notice required by or relating to the Indenture or the Indenture Notes.

If ZVF mails a notice or communication to Indenture Noteholders, it shall mail a copy to the Trustee at the same time.

(b) Where the Indenture provides for notice to Indenture Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if sent in writing and mailed, first-class postage prepaid, to each Indenture Noteholder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed (if any) for the giving of such notice. In any case where notice to an Indenture Noteholder is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Indenture Noteholder shall affect the sufficiency of such notice with respect to other Indenture Noteholders, and any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given. Where the Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Indenture Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made that is satisfactory to the Trustee shall constitute a sufficient notification for every purpose hereunder.

Section 13.2. Communication by Noteholders With Other Noteholders.

Indenture Noteholders may communicate with other Indenture Noteholders with respect to their rights under the Indenture or the Indenture Notes.

Section 13.3. Certificate as to Conditions Precedent.

Upon any request or application by ZVF to the Trustee to take any action under the Indenture, ZVF shall furnish to the Trustee an Officer’s Certificate of ZVF in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 13.4) stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in the Indenture relating to the proposed action have been complied with.

Section 13.4. Statements Required in Certificate.

Each certificate with respect to compliance with a condition or covenant provided for in the Indenture shall include:

(a) a statement that the Person giving such certificate has read such covenant or condition;

(b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

(c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

Section 13.5. Rules by the Trustee.

The Trustee may make reasonable rules for action by or at a meeting of Indenture Noteholders.

Section 13.6. Duplicate Originals.

The parties may sign any number of copies of this Base Indenture. One signed copy is enough to prove this Base Indenture.

Section 13.7. Benefits of Indenture.

Except as set forth in a Series Supplement, nothing in this Base Indenture or in the Indenture Notes, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Indenture Noteholders, any benefit or any legal or equitable right, remedy or claim under the Indenture.

Section 13.8. Payment on Business Day.

In any case where any Payment Date, redemption date or maturity date of any Indenture Note shall not be a Business Day, then (notwithstanding any other provision of the Indenture) payment of interest or principal (and premium, if any), as the case may be, need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the Payment Date, redemption date, or maturity date; provided, however. that no interest shall accrue for the period from and after such Payment Date, redemption date, or maturity date, as the case may be.

Section 13.9. Governing Law.

THIS BASE INDENTURE, AND ALL MATTERS ARISING OUT OF OR RELATING THERETO IN ANY WAY WHATSOEVER (WHETHER IN CONTRACT, TORT OR OTHERWISE), SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 13.10. Submission To Jurisdiction; Waivers.

ZVF hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to ZVF at its address set forth in Section 13.1 or at such other address of which the Trustee shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 13.10 any special, exemplary, punitive or consequential damages.

Section 13.11. Successors.

All agreements of ZVF in the Indenture and the Indenture Notes shall bind its successor; provided, however, except as provided in Section 12.2(b)(iii), ZVF may not assign its obligations or rights under the Indenture or any Related Document (other than any Related Document or, in the case of collateral assignments, portion thereof relating solely to a Segregated Series of Notes). All agreements of the Trustee in the Indenture shall bind its successor.

Section 13.12. Severability.

In case any provision in this Base Indenture or in the Indenture Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 13.13. Counterpart Originals.

The parties may sign any number of copies of this Base Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 13.14. Table of Contents, Headings, etc.

The Table of Contents and headings of the Articles and Sections of this Base Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 13.15. Termination; Indenture Collateral.

This Base Indenture, and any grants, pledges and assignments hereunder, shall become effective concurrently with the issuance of the first Series of Indenture Notes and shall terminate when (a) all Note Obligations and all similar obligations with respect to each Segregated Series of Notes shall have been fully paid and satisfied, (b) the obligations of each Enhancement Provider under any Enhancement and Related Documents have terminated, and (c) any Enhancement shall have terminated, at which time the Trustee, at the request of ZVF and upon receipt of an Officer’s Certificate of ZVF to the effect that the conditions in clauses (a), (b) and (c) above have been complied with and upon receipt of a certificate from the Trustee and each Enhancement Provider to the effect that the conditions in clauses (a), (b) and (c) above have been complied with, shall reassign (without recourse upon, or any warranty whatsoever by, the Trustee) and deliver all Indenture Collateral and documents then in the custody or possession of the Trustee promptly to ZVF.

ZVF and the Indenture Noteholders hereby agree that, if any funds remain on deposit in the Collection Account on any date on which no Series of Notes is Outstanding or each Series Supplement related to a Series of Notes has been terminated, upon request, such amounts shall be released by the Trustee and paid to ZVF.

Section 13.16. No Bankruptcy Petition Against ZVF.

Each of the Indenture Noteholders and the Trustee hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the latest maturing Indenture Note, it will not institute against, or join with, encourage or cooperate with any other Person in instituting, against ZVF any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any Federal or state bankruptcy or similar law; provided, however, that nothing in this Section 13.16 shall constitute a waiver of any right to indemnification, reimbursement or other payment from ZVF pursuant to this Base Indenture. In the event that any such Indenture Noteholder or the Trustee takes action in violation of this Section 13.16, ZVF shall file or cause to be filed an answer with the bankruptcy court or otherwise properly contesting the filing of such a petition by any such Indenture Noteholder or the Trustee against ZVF or the commencement of such action and raising the defense that such Indenture Noteholder or the Trustee has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as its counsel advises that it may assert. The provisions of this Section 13.16 shall survive the termination of the Indenture, and the resignation or removal of the Trustee. Nothing contained herein shall preclude participation by any Indenture Noteholder or the Trustee in the assertion or defense of its claims in any such proceeding involving ZVF.

Section 13.17. No Recourse.

The obligations of ZVF under the Indenture are solely the obligations of ZVF. No recourse shall be had for the payment of any amount owing in respect of any fee hereunder or any other obligation or claim arising out of or based upon the Indenture against any member, employee, officer or director of ZVF. Fees, expenses, costs or other obligations payable by ZVF under the Indenture shall be payable by ZVF to the extent and only to the extent that ZVF is reimbursed therefor pursuant to any of the Related Documents, or funds are then available or thereafter become available for such purpose pursuant to Article 5. In the event that ZVF is not reimbursed for such fees, expenses, costs or other obligations or that sufficient funds are not available for their payment pursuant to Article 5, the excess unpaid amount of such fees, expenses, costs or other obligations shall in no event constitute a claim (as defined in Section 101 of the Bankruptcy Code) against, or corporate obligation of, ZVF. Nothing in this Section 13.17 shall be construed to limit the Trustee from exercising its rights hereunder with respect to the Collateral.

Section 13.18. Waiver of Jury Trial.

EACH OF ZVF AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE, THE INDENTURE NOTES OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 13.19. Patriot Act.

The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act Deutsche Bank Trust Company Americas, like all financial institutions and in order to help fight the funding of terrorism and money laundering, are required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account. The parties to this Agreement agree that they will provide Deutsche Bank Trust Company Americas with such information as it may reasonably request in order for Deutsche Bank Trust Company Americas to satisfy the requirements of the USA Patriot Act.

IN WITNESS WHEREOF, the Trustee and ZVF have caused this Base Indenture to be duly executed by their respective duly authorized officers as of the day and year first written above.

ZIPCAR VEHICLE FINANCING LLC,
as Issuer

By:		/s/ Scott W. Griffith
	Name:	Scott W. Griffith
	Title:	President

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:		/s/ Irene Siegel
	Name:	Irene Siegel
	Title:	Vice President

By:		/s/ Maria Inoa
	Name:	Maria Inoa
	Title:	Associate

SCHEDULE I

TO THE

BASE INDENTURE

DEFINITIONS LIST

“Account Collateral” means ZVF’s right, title and interest in, to and under all of the assets, property and interests in property, whether now owned or hereafter acquired or created, pursuant to Section 3.1(a)(ii) and (iii) of this Base Indenture.

“Accrued Amounts” means, with respect to any Series of Notes (or any class of such Series of Notes), the amount, if any, specified in the applicable Series Supplement.

“Accumulation Period” means, with respect to any Series of Notes, the period, if any, specified in the applicable Supplement.

“Acura” means Acura, a division of the Honda Motor Company, and its successors.

“Adjusted Aggregate Asset Amount” with respect to any Series of Notes, has the meaning specified in the applicable Series Supplement.

“Administration Agreement” means the Administration Agreement, dated as of May 24, 2010, by and among the Administrator, ZVF and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms.

“Administrator” means Zipcar, in its capacity as the administrator under the Administration Agreement, or any successor Administrator thereunder.

“Administrator Default” means any of the events described in Section 8(c) of the Administration Agreement.

“Affiliate” means, with respect to any specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and “controlled” and “controlling” have meanings correlative to the foregoing.

“Affiliate Issuer” means, with respect to any Indenture Notes, any special purpose entity that is an Affiliate of Zipcar that has entered into financing arrangements secured by such Series of Indenture Notes pursuant to which such Affiliate has assigned all voting, consent and control rights associated with such Series of Indenture Notes to Persons that are not Affiliates of Zipcar; provided, however, that such entity shall not be considered an Affiliate Issuer with respect to any other Indenture Notes.

“Agent” means any Registrar or Paying Agent.

“Aggregate Asset Amount” means, as of any date of determination, the amount equal to the sum, rounded to the nearest $100,000, of (i) the Net Book Value of all ZVF Vehicles that are Eligible Vehicles as of such date not sold or deemed to be sold under the Related Documents, plus (ii) with respect to Eligible Vehicles that have been delivered and accepted for auction or otherwise sold, any accrued and unpaid Monthly Base Rent with respect to such Eligible Vehicles under the ZVF Lease as of such date, plus (iii) if such date is during the period from and including a Determination Date to but excluding the next Payment Date, accrued and unpaid Monthly Base Rent payable on the next Payment Date with respect to all Eligible Vehicles as of such date that have not sold or deemed to be sold under the Related Documents, plus (iv) the amount of cash and Permitted Investments on deposit in the Collection Account, minus (v) any Ineligible Asset Amount on such date.

“Aggregate Asset Amount Deficiency” means, with respect to any date of determination, the amount, if any, by which the Aggregate Required Asset Amount on such date exceeds the Aggregate Asset Amount on such date.

“Aggregate Indenture Principal Amount” means, the sum of (a) the Aggregate Principal Amount, (b) the sum of the Principal Amounts with respect to all Segregated Series of Notes then Outstanding and (c) the sum of the unutilized purchase commitments of the Committed Purchasers (excluding, in each case, for the purposes of making the foregoing calculation, any Indenture Notes held by any Affiliate of Zipcar (other than a Committed Purchaser or an Affiliate Issuer with respect to such Indenture Notes)).

“Aggregate Principal Amount” means the sum of the Principal Amounts with respect to all Series of Notes then Outstanding.

“Aggregate Required Asset Amount” means, on any date of determination, the sum of the Required Asset Amount with respect to each Series of Notes Outstanding on such date.

“Alfa Romeo” means Alfa Romeo Automobiles S.p.A., an Italian corporation, and its successors.

“Amortization Commencement Date” means, with respect to a Series of Notes, the date on which an Amortization Event for such Series is deemed to have occurred pursuant to Section 9.1 of the Base Indenture.

“Amortization Event” with respect to each Series of Notes, has the meaning specified in Section 9.1 of the Base Indenture.

“Amortization Period” means, with respect to any Series of Notes, the period following the Revolving Period which shall be the Accumulation Period, the Controlled Amortization Period or the Rapid Amortization Period, each as defined in the applicable Series Supplement.

“Annual Noteholders’ Tax Statement” has the meaning specified in Section 4.2(b) of the Base Indenture.

“Applicants” has the meaning specified in Section 2.7 of the Base Indenture.

2

“Authorized Officer” means (a) as to ZVF, any of the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of ZVF and (b) as to the Servicer, the Administrator or the Lessee, any of the Chief Executive Officer, Chief Financial Officer, President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Servicer, Administrator or Lessee, as applicable.

“Back-Up Administration Agreement” means the Back-Up Administration Agreement, dated as of May 24, 2010, by and among the Administrator, ZVF, the Trustee and Lord Securities Corporation, as back-up administrator (as the same may be amended, modified or supplemented from time to time in accordance with its terms), and any successor agreement entered into with a successor back-up administrator in accordance with the foregoing agreement and the other Related Documents.

“Back-Up Disposition Agent Agreement” means the Back-Up Disposition Agent Agreement, dated as of May 24, 2010, by and among Fiserv Automotive Solutions, Inc., the Servicer, ZVF, the Trustee and the Collateral Agent (as the same may be amended, modified or supplemented from time to time in accordance with its terms), and any successor agreement entered into with a successor back-up disposition agent in accordance with the foregoing agreement and the other Related Documents.

“Bankruptcy Code” means The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et seq.

“Base Indenture” means the Base Indenture, dated as of May 24, 2010, between ZVF and the Trustee, as amended, modified or supplemented from time to time in accordance with its terms, exclusive of Series Supplements.

“BMW” means Bayerische Motoren Werke Aktiengesellschaft, a German corporation, and its successors.

“Board of Directors” means, with respect to any Person, the Board of Directors of such Person, or, in any case, any authorized committee of such Board of Directors.

“Book-Entry Notes” means beneficial interests in the Indenture Notes, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 2.12 of the Base Indenture; provided that after the occurrence of a condition whereupon book-entry registration and transfer are no longer permitted and Definitive Notes are issued to the Note Owners, such Definitive Notes shall replace Book-Entry Notes.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required by law to be closed in New York City, New York.

“Capitalized Cost” means, unless otherwise specified in a Segregated Series Lease with respect to ZVF Segregated Vehicles, with respect to each Vehicle, the sum of (a) the price paid for such Vehicle by ZVF to the Manufacturer, dealer or other Person selling such Vehicle, as established by the invoice delivered in connection with the purchase of such Vehicle, plus, (b) delivery charges for such Vehicle, minus, (c) the amount of any upfront incentive fees paid or payable to ZVF by the Manufacturer of such Vehicle in respect of the purchase of such Vehicle.

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“Carrying Charges” means for any Payment Date, without duplication, the sum of (a) the product of (i) the Non-Segregated Series Percentage and (ii) all fees, expenses and other amounts payable by ZVF to the Trustee under the Indenture, (b) the Monthly Servicing Fee payable by ZVF to the Servicer pursuant to the ZVF Lease on such Payment Date, (c) the sum of (i) all reasonable out-of-pocket costs and expenses of ZVF incurred and unpaid in connection with the issuance of each Series of Notes, including any fees payable to any Rating Agency in connection with its rating of such Series of Notes and any fees or commissions payable in connection with the sale of such Series of Notes, and (ii) the product of (X) all reasonable out-of-pocket costs and expenses of ZVF incurred and unpaid in connection with the execution, delivery and performance (including the enforcement, waiver or amendment) of any Related Document (other than any amounts included in clause (e) below) and (Y) the Non-Segregated Series Percentage, (d) any amount owing to replacement, back-up or successor disposition agents or administrators with respect to the ZVF Lease or any ZVF Vehicle leased thereunder, (e) all fees, expenses and other amounts payable by ZVF to any Person pursuant to any Related Document and (f) any amounts owing to a counterparty under a Swap Agreement or a Series-Specific Swap Agreement relating to a Series of Notes, less (g) any amounts due from a counterparty under a Swap Agreement or a Series-Specific Swap Agreement relating to a Series of Notes.

“Casualty” means, with respect to any ZVF Vehicle, that (a) such ZVF Vehicle is destroyed, seized or otherwise rendered permanently unfit or unavailable for use, (b) such ZVF Vehicle is subject to recall by the manufacturer thereof and the Lessee has not commenced the required repairs within 15 days of its receipt of the related recall notice or (c) such ZVF Vehicle is lost or stolen and is not recovered for 90 days following the occurrence thereof.

“Casualty Payment” has the meaning specified in Section 6.2 of the ZVF Lease.

“Cede” means Cede & Co., a nominee of DTC.

“Certificated Security” means a “certificated security” within the meaning of Section 8-102 of the applicable UCC.

“Certificate of Title” means, with respect to each Vehicle, the certificate of title applicable to such Vehicle duly issued in accordance with the certificate of title act or statute of the jurisdiction applicable to such Vehicle.

“Chapter 11 Proceedings” means proceedings under chapter 11 of the Bankruptcy Code.

“Class” means, with respect to any Series of Indenture Notes, any one of the classes of Indenture Notes of that Series of Indenture Notes as specified in the applicable Series Supplement.

“Clearing Agency” means an organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act or any successor provision thereto, or Euroclear or Clearstream.

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“Clearing Agency Participant” means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

“Clearstream” means Clearstream Banking, societe anonyme.

“Closing Date” means the Initial Closing Date or any Series Closing Date.

“Code” means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time, and any successor statute of similar import, in each case as in effect from time to time. References to sections of the Code also refer to any successor sections.

“Collateral” means the collective reference to the Indenture Collateral and the ZVF Vehicle Collateral.

“Collateral Account” means a “Collateral Account” (as such term is defined in Section 2.4(a) of the Collateral Agency Agreement) into which amounts relating to Vehicle Collateral are deposited pursuant to the terms of the Collateral Agency Agreement.

“Collateral Agency Agreement” means the Collateral Agency Agreement, dated as of May 24, 2010, among ZVF, as grantor, Zipcar as servicer, the Collateral Agent, and the Trustee, as secured party, as amended, modified or supplemented from time to time in accordance with its terms.

“Collateral Agent” means Deutsche Bank Trust Company Americas, in its capacity as collateral agent under the Collateral Agency Agreement, and any successor thereto or permitted assign in such capacity thereunder.

“Collateral Agreements” means the ZVF Lease, the Supplemental Documents, the Administration Agreement, the Back-Up Administration Agreement, the Back-Up Disposition Agent Agreement, the ZVF LLC Agreement and any Swap Agreement.

“Collection Account” means securities account no. ZC1001.7 entitled “Deutsche Bank Trust Company Americas, as Trustee, Securities Account of Zipcar Vehicle Financing LLC” maintained by the Collection Account Securities Intermediary pursuant to the Collection Account Control Agreement or any successor securities account maintained pursuant to the Collection Account Control Agreement.

“Collection Account Control Agreement” means the agreement among ZVF, Deutsche Bank Trust Company Americas, as securities intermediary, and the Trustee, dated as of May 24, 2010, relating to the Collection Account, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Collection Account Securities Intermediary” means Deutsche Bank Trust Company Americas or any other securities intermediary that maintains the Collection Account pursuant to the Collection Account Control Agreement.

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“Collections” means, without duplication, all payments on the Collateral, including, without limitation, (i) all payments by or on behalf of the Lessee under the ZVF Lease, (ii) all proceeds of the ZVF Vehicles, including (A) all payments by or on behalf of any Person as proceeds from the sale of ZVF Vehicles and (B) all insurance proceeds and warranty payments in respect of the ZVF Vehicles whether such payments are in the form of cash, checks, wire transfers or other forms of payment and whether in respect of principal, interest, repurchase price, fees, expenses or otherwise, (iii) all Swap Payments relating to Series of Notes, (iv) all deposits made from a Collateral Account to the Collection Account and (v) all amounts earned on Permitted Investments of funds in the Collection Account and to the extent so specified in a Series Supplement, in a Series Account.

“Committed Purchaser” means a Person that has committed to purchase a Series of Indenture Notes from ZVF from time to time and that finances such purchases with, among other things, the proceeds of commercial paper notes issued by such Person or an Affiliate thereof.

“Company Order” and “Company Request” means a written order or request signed in the name of ZVF by any one of its Authorized Officers and delivered to the Trustee.

“Consolidated Subsidiary” means, at any time, any Subsidiary or other entity the accounts of which are consolidated with those of Zipcar in its consolidated financial statements as of such time.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person (a) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Person incurring the Contingent Obligation is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof or (b) under any letter of credit issued for the account of that Person or for which that Person is otherwise liable for reimbursement thereof. Contingent Obligations shall include (a) the direct or indirect guarantee, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of another and (b) any liability of such Person for the obligations of another through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (ii) to maintain the solvency of any balance sheet item, level of income or financial condition of another or (iii) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, if in the case of any agreement described under subclause (i) or (ii) of this sentence the primary purpose or intent thereof is as described in the preceding sentence. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

“Contractual Obligation” means, with respect to any Person, any provision of any security issued by that Person or of any indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

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“Controlled Amortization Period” means, with respect to any Series of Notes, the period, if any, specified in the applicable Series Supplement.

“Controlled Group” means, with respect to any Person, such Person, whether or not incorporated, and any corporation, trade or business that is, along with such Person, a member of a controlled group of corporations or a controlled group of trades or businesses as described in Sections 414(b) and (c), respectively, of the Code.

“Corporate Trust Office” shall mean the principal office of the Trustee at which at any particular time its corporate trust business shall be administered which office at the Initial Closing Date is located at 60 Wall Street 26th Floor, Mail Stop NYC60-2606 New York, New York 10005 Attention: Alternative and Structured Finance Services, or at any other time at such other address as the Trustee may designate from time to time by notice to the Indenture Noteholders and ZVF.

“Daily Collection Report” has the meaning specified in Section 4.1(a) of the Base Indenture.

“Daimler” means Daimler AG, a German corporation, and its successors.

“Definitions List” means this Definitions List, as amended or modified from time to time.

“Definitive Notes” has the meaning specified in Section 2.12(a) of the Base Indenture.

“Depository” has the meaning specified in Section 2.12(a) of the Base Indenture.

“Depository Agreement” means, with respect to a Series of Indenture Notes having Book-Entry Notes, the agreement among ZVF, the Trustee and the Clearing Agency, or as otherwise provided in the applicable Series Supplement.

“Depreciation Charge” means, with respect to any ZVF Vehicle, the scheduled monthly depreciation charge (expressed as a percentage) for such ZVF Vehicle set forth by ZVF in the Depreciation Schedule for such ZVF Vehicle. The monthly Depreciation Charge for such ZVF Vehicle shall be multiplied by the Capitalized Cost for such ZVF Vehicle and shall be calculated with respect to each calendar month. The Depreciation Charge for any ZVF Vehicle with respect to the calendar month in which such ZVF Vehicle (x) becomes a ZVF Vehicle or (y) is sold or suffers a Casualty, shall equal the product of (i) the Depreciation Charge with respect to such calendar month for such ZVF Vehicle and (ii) 50%.

“Depreciation Schedule” means the initial schedule of estimated monthly depreciation percentages prepared by ZVF with respect to each type of ZVF Vehicle, as revised from time to time by ZVF, subject to Section 22 of the ZVF Lease.

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“Determination Date” means the date three Business Days prior to each Payment Date.

“Disposition Date” means with respect to any ZVF Vehicle, (i) if such ZVF Vehicle was sold to any Person, the date on which the proceeds of such sale are deposited in the Collection Account, or (ii) if such ZVF Vehicle becomes a Casualty or an Ineligible Vehicle (except as a result of a sale thereof), the date on which the Casualty Payment is paid by the Lessee to the Trustee.

“Disposition Proceeds” means the net proceeds from the sale or disposition of a ZVF Vehicle to any Person.

“Dispute Period” has the meaning specified in Section 2.2 of the Collateral Agency Agreement.

“Distribution Account” means, with respect to any Series of Notes, an account established as such pursuant to the applicable Series Supplement.

“Dollar” and the symbol “$” mean the lawful currency of the United States.

“DTC” means The Depository Trust Company.

“Eligible Deposit Account” means (a) a segregated identifiable trust account established in the trust department of a Qualified Trust Institution or (b) a separately identifiable deposit account established in the deposit taking department of a Qualified Institution.

“Eligible Manufacturer” means (a) Acura, Alfa Romeo, BMW, Daimler, Fiat, Ford, Honda, Hyundai, Infiniti, Kia, Lexus, Mazda, MINI, Nissan, Scion, Smart, Subaru, Toyota, Volkswagen and Volvo and (b) any other Manufacturer (i) designated in writing by the Administrator and (ii) with respect to which the Rating Agency Condition with respect to each Series of Notes Outstanding that is rated by a Rating Agency shall have been satisfied.

“Eligible Vehicle” means a ZVF Vehicle (i) that is not older than forty-eight (48) months from (x) if the mileage with respect to such ZVF Vehicle is less than 100 miles upon its becoming a ZVF Vehicle, the date of purchase of such ZVF Vehicle by ZVF or (y) if the mileage with respect to such ZVF Vehicle is greater than or equal to 100 miles upon its becoming a ZVF Vehicle, the date of the original manufacturer invoice therefor, (ii) that has not suffered a Casualty, (iii) the Certificate of Title for which is in the name of ZVF and notes the Collateral Agent as the first lienholder (or, the Certificate of Title has been submitted to the appropriate state authorities for such titling and notation), (iv) that is owned by ZVF free and clear of all Liens other than Permitted Liens and (v) that is designated as a ZVF Vehicle in accordance with the Collateral Agency Agreement.

“Enhancement” means, with respect to any Series of Indenture Notes, the rights and benefits provided to the Indenture Noteholders of such Series of Indenture Notes pursuant to any letter of credit, surety bond, cash collateral account, overcollateralization, issuance of subordinated Indenture Notes, spread account, guaranteed rate agreement, maturity guaranty facility, tax protection agreement, interest rate swap or any other similar arrangement.

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“Enhancement Agreement” means any contract, agreement, instrument or document governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

“Enhancement Amount” has the meaning specified, with respect to any Series of Indenture Notes, in the applicable Series Supplement.

“Enhancement Deficiency” has the meaning specified, with respect to any Series of Indenture Notes, in the applicable Series Supplement.

“Enhancement Provider” means the Person providing any Enhancement as designated in the applicable Series Supplement, other than any Indenture Noteholders the Notes of which are subordinated to any Class of Indenture Notes of the same Series of Indenture Notes.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

“Euroclear” means Euroclear Bank, S.A./N.V., as operator of the Euroclear System.

“Event of Bankruptcy” shall be deemed to have occurred with respect to a Person if:

(a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or any substantial part of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

(b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or

(c) the Board of Directors or other similar governing body of such Person (if such Person is a corporation or similar entity) shall vote to implement any of the actions set forth in clause (b) above.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expected Final Payment Date” means, with respect to any Series of Indenture Notes, the date stated in the applicable Series Supplement as the date on which such Series of Indenture Notes is expected to be paid in full.

“FDIC” means the Federal Deposit Insurance Corporation.

“Fiat” means Fiat Automobiles S.p.A., an Italian corporation, and its successors.

“Finance Guide” means the Black Book Official Finance/Lease Guide.

“Financial Officer” means, with respect to any Person, the chief financial officer, vice president-finance, principal accounting officer, controller or treasurer of such Person.

“Fitch” means Fitch Ratings.

“Fleet Report” has the meaning specified in Section 2.4 of the Collateral Agency Agreement.

“Ford” means Ford Motor Company, a Delaware corporation, and its successors.

“GAAP” means the generally accepted accounting principles in the United States of America promulgated or adopted by the Financial Accounting Standards Board and its predecessors and successors from time to time.

“General Intangibles Collateral” means ZVF’s right, title and interest in, to and under all of the assets, property and interests in property, whether now owned or hereafter acquired or created, pursuant to Section 3.1(a)(i) and (v) of this Base Indenture.

“Governmental Authority” means any Federal, state, local or foreign court or governmental department, commission, board, bureau, agency, authority, instrumentality or regulatory body.

“Honda” means American Honda Motor Co., Inc., a California corporation, and its successors.

“Hyundai” means Hyundai Motor America Corporation, a California corporation, and its successors.

“Indebtedness”, as applied to any Person, means, without duplication, (a) all indebtedness for borrowed money, (b) that portion of obligations with respect to any lease of any property (whether real, personal or mixed) that is properly classified as a liability on a balance sheet in conformity with GAAP, (c) notes payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money, (d) any obligation owed for all or any part of the deferred purchase price for property or services, which purchase price is (i) due more than six months from the date of the incurrence of the obligation in respect thereof or (ii) evidenced by a note or similar written instrument, (e) all indebtedness secured by any Lien on any

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property or asset owned by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is nonrecourse to the credit of that Person, and (f) all Contingent Obligations of such Person in respect of any of the foregoing.

“Indemnified Person” has the meaning specified in Section 25 of the ZVF Lease.

“Indenture” means the Base Indenture, together with all Series Supplements, as amended, modified or supplemented from time to time by Supplements thereto in accordance with its terms.

“Indenture Collateral” has the meaning specified in Section 3.1 of the Base Indenture.

“Indenture Notes” has the meaning specified in the recitals to the Base Indenture.

“Indenture Noteholder” means the Person in whose name an Indenture Note is registered in the Note Register.

“Independent Director” has the meaning specified in Schedule A to the ZVF LLC Agreement.

“Ineligible Asset Amount” means, as of any date of determination, the aggregate of all amounts specified in clause (ii) of the definition of “Aggregate Asset Amount” which are past due as of such date after giving effect to any grace period provided for in the ZVF Lease for the making of such payments, but solely to the extent that such amounts are included in the definition of “Aggregate Asset Amount” as of such date.

“Ineligible Vehicle” means a ZVF Vehicle that is not an Eligible Vehicle.

“Infiniti” means Infiniti, a division of Nissan, and its successors.

“Initial Closing Date” means May 24, 2010.

“Initial Determination Date” means, with respect to any Vehicle, the Determination Date with respect to the Related Month in which a Vehicle Operating Lease Commencement Date for such Vehicle occurs.

“Initial Principal Amount” means, with respect to any Series of Indenture Notes, the aggregate initial principal amount specified in the applicable Series Supplement.

“Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

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“Interest Collections” means, on any date of determination, all Collections which represent payments of Monthly Variable Rent under the ZVF Lease plus any amounts earned on Permitted Investments in the Collection Account which are available for distribution on such date.

“Interest Period” means, with respect to any Series of Indenture Notes, the period specified in the applicable Series Supplement.

“Invested Percentage” means, with respect to any Series of Notes, the percentage specified in the applicable Series Supplement.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“Investment Property” has the meaning specified in Section 9-102(a)(49) of the applicable UCC.

“Kia” means Kia Motors America, Inc., a California Corporation, and its successors.

“Lease Payment Default” means the occurrence of any event described in Section 16.1.1 of the ZVF Lease.

“Lease Payment Deficit” means, for any Related Month, an amount equal to the excess, if any, of (a) the aggregate amount of payments required to be made under the ZVF Lease with respect to the Related Month over (b) the aggregate amount of payments actually received by ZVF under the ZVF Lease with respect to the Related Month.

“Lessee” means Zipcar, in its capacity as the lessee under the ZVF Lease.

“Lessor” means ZVF, in its capacity as the lessor under the ZVF Lease.

“Lexus” means Lexus, a division of Toyota, and its successors.

“Lien” means, when used with respect to any Person, any interest in any real or personal property, asset or other right held, owned or being purchased or acquired by such Person which secures payment or performance of any obligation, and shall include any mortgage, lien, pledge, encumbrance, charge, retained security title of a conditional vendor or lessor, or other security interest of any kind, whether arising under a security agreement, mortgage, lease, deed of trust, chattel mortgage, assignment, pledge, retention or security title, financing or similar statement, or notice or arising as a matter of law, judicial process or otherwise.

“Limited Liquidation Event of Default” means, with respect to any Series of Notes, any event specified as such in the applicable Series Supplement.

“Liquidation Event of Default” means, with respect to any Series of Notes, so long as such event or condition continues, any of the following: (a) any Lease Payment Default or (b) an Event of Bankruptcy with respect to Zipcar or ZVF.

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“Luxembourg Agent” has the meaning specified in Section 2.4(c) of the Base Indenture.

“Manufacturer” means a manufacturer or distributor of passenger automobiles and/or light-duty trucks.

“Market Value” means, unless otherwise specified in a Segregated Series Supplement with respect to the related Series-Specific Vehicles, with respect to any Vehicle as of any date of determination, the wholesale market value of such Vehicle as specified in the Related Month’s published NADA Guide for the model class and model year of such Vehicle based on the average equipment and the average mileage of each vehicle of such model class and model year; provided, that if the NADA Guide is not being published or the NADA Guide is being published but such Vehicle is not included therein, the Finance Guide at the beginning of the model year shall be used to estimate the wholesale market value of the Vehicle, based on the Vehicle’s model class and model year or the closest model class and model year thereto and a vehicle condition of “average” (as defined in the Finance Guide); provided, further, that if the Finance Guide is not being published or the Finance Guide is being published but such Vehicle or a reasonably similar model class and model year is not included therein, the wholesale market value of such Vehicle shall be based on an independent third-party data source, and determined in accordance with a methodology, with respect to which the Rating Agency Condition with respect to each Series of Notes Outstanding that is rated by a Rating Agency shall have been satisfied; provided, further, that if no such third-party data source or methodology shall have been so approved or any such third-party source or methodology is not available, the wholesale market value of such Vehicle shall be equal to a reasonable estimate of the wholesale market value of such Vehicle as determined by the Servicer, based on the Net Book Value of such Vehicle and any other factors deemed relevant by the Servicer.

“Material Adverse Effect” means, with respect to any occurrence, event or condition:

1. a material adverse change in the financial condition, business, prospects, assets or operations of Zipcar and its Consolidated Subsidiaries;

2. a material adverse effect on the ability of Zipcar or ZVF to perform its obligations under any of the Related Documents (other than any Related Document relating solely to any Segregated Series of Notes);

3. a material adverse effect on ZVF’s interest in the ZVF Vehicles; or

4. an adverse effect on (i) the validity or enforceability of any Related Documents or (ii) on the validity, status, perfection or priority of the Lien of the Trustee in the Indenture Collateral or of the Collateral Agent in the ZVF Vehicle Collateral.

“Maximum Lease Termination Date” means, with respect to any Vehicle, the earlier of (x) the last Business Day of the month that is 36 months after the month in which the Vehicle Operating Lease Commencement Date occurs with respect to such Vehicle and (y) the last Business Day of the month that is 47 months after the date of original invoice for such Vehicle.

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“Maximum Manufacturer Amount” means, as of any date of determination, with respect to a particular Manufacturer or group of Manufacturers, the lowest Maximum Manufacturer Amount with respect to such Manufacturer or group of Manufacturers specified with respect to such Manufacturer or group of Manufacturers in any Series Supplement under which Notes are Outstanding as of such date.

“Maximum Non-Eligible Manufacturer Amount” means, as of any date of determination, the lowest Maximum Non-Eligible Manufacturer Amount specified in any Series Supplement under which Notes are Outstanding as of such date.

“Maximum Term” has the meaning specified in Section 3.1 of the ZVF Lease.

“Mazda” means Mazda Motor of America, Inc., a California corporation, d/b/a Mazda North American Operations, and its successors, provided, that for determination of ratings by the Rating Agencies, “Mazda” means Mazda Motor Corporation and its successors.

“MINI” means MINI, a division of BMW, and its successors.

“Minimum Term” has the meaning specified in Section 3.1 of the ZVF Lease.

“Monthly Administration Fee” has the meaning specified in the Administration Agreement.

“Monthly Base Rent” has the meaning specified in Section 4.1 of the ZVF Lease.

“Monthly Noteholders’ Statement” means, with respect to any Series of Indenture Notes, a statement substantially in the form of the designated Exhibit to the applicable Series Supplement.

“Monthly Servicing Certificate” has the meaning specified in Section 4.1(c) of the Base Indenture.

“Monthly Servicing Fee” has the meaning specified in Section 21 of the ZVF Lease.

“Monthly Variable Rent” has the meaning specified in Section 4.2 of the ZVF Lease.

“Moody’s” means Moody’s Investors Service, Inc.

“NADA Guide” means the National Automobile Dealers Association, Official Used Car Guide, Eastern Edition.

“Net Book Value” means, with respect to each ZVF Vehicle, (i) as of any date of determination during the period from the Vehicle Operating Lease Commencement Date for such ZVF Vehicle to but excluding the Initial Determination Date for such ZVF Vehicle, the Capitalized Cost of such ZVF Vehicle, (ii) as of the Initial Determination Date for such ZVF Vehicle, (A) the Capitalized Cost for such ZVF Vehicle minus (B) the aggregate Depreciation

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Charges accrued with respect to such ZVF Vehicle under the ZVF Lease through the last day of the Related Month in which the Vehicle Operating Lease Commencement Date for such ZVF Vehicle under the ZVF Lease occurred and (iii) as of any Determination Date after the Initial Determination Date for such ZVF Vehicle, (A) the Net Book Value of such ZVF Vehicle as calculated on the immediately preceding Determination Date minus (B) the aggregate Depreciation Charges accrued with respect to such ZVF Vehicle under the ZVF Lease during the Related Month (through the last day thereof). After the Initial Determination Date for any ZVF Vehicle, on any day which is not a Determination Date, the Net Book Value of such ZVF Vehicle shall be the Net Book Value calculated for such ZVF Vehicle on the most recent Determination Date.

“New Vehicle Schedule” has the meaning specified in the ZVF Lease.

“Nissan” means Nissan North America, Inc., a California corporation, and its successors.

“Non-Segregated Series Percentage” means as of any date of determination the percentage equivalent of a fraction, the numerator of which is the sum of (i) the Aggregate Principal Amount as of such date and (ii) the sum of the unutilized purchase commitments of the Committed Purchasers with respect to each Series of Notes Outstanding, and the denominator of which is the sum of (i) the Aggregate Principal Amount, (ii) the sum of the Principal Amounts with respect to all Segregated Series of Notes Outstanding, and (iii) the sum of the unutilized purchase commitments of the Committed Purchasers with respect to each Series of Indenture Notes Outstanding, in each case as of such date.

“Noteholder” and “Holder” means the Person in whose name a Note is registered in the Note Register.

“Note Obligations” means all principal and interest, at any time and from time to time, owing by ZVF on the Notes and all costs, fees and expenses payable by, or obligations of, ZVF under the Indenture (exclusive of any Segregated Series Supplements) and/or the Related Documents (other than Related Documents or portions thereof relating solely to any Segregated Series).

“Note Owner” means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Note Rate” means, with respect to any Series of Indenture Notes, the annual rate at which interest accrues on the Indenture Notes of such Series of Indenture Notes (or formula on the basis of which such rate shall be determined) as stated in the applicable Series Supplement.

“Note Register” means the register maintained pursuant to Section 2.5(a) of the Base Indenture, providing for the registration of the Indenture Notes and transfers and exchanges thereof.

“Notes” has the meaning specified in the recitals to the Base Indenture.

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“Officer’s Certificate” means a certificate signed by an Authorized Officer of Zipcar or ZVF, as the case may be.

“Operating Lease Commencement Date” has the meaning specified in Section 3.2 of the ZVF Lease.

“Operating Lease Event of Default” has the meaning specified in Section 16.1 of the ZVF Lease.

“Operating Lease Expiration Date” has the meaning specified in Section 3.2 of the ZVF Lease.

“Opinion of Counsel” means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to Zipcar or ZVF, as the case may be.

“Outstanding” has the meaning specified, with respect to any Series of Indenture Notes, in the applicable Series Supplement.

“Paying Agent” has the meaning specified in Section 2.5(a) of the Base Indenture.

“Payment Date” means, unless otherwise specified in any Series Supplement for the related Series of Indenture Notes, the 25th day of each calendar month, or if such date is not a Business Day, the next succeeding Business Day, commencing on June 25, 2010.

“Permitted Investments” means negotiable instruments or securities, payable in Dollars, issued by an entity organized under the laws of the United States of America and represented by instruments in bearer or registered or in book-entry form which evidence (excluding any security with the “r” symbol attached to its rating):

(i) obligations the full and timely payment of which are to be made by or is fully guaranteed by the United States of America other than financial contracts whose value depends on the values or indices of asset values;

(ii) demand deposits of, time deposits in, or certificates of deposit issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof whose short-term debt is rated “P-1” by Moody’s and “A-1+” by S&P and subject to supervision and examination by Federal or state banking or depositary institution authorities; provided, however, that at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, or long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depositary institution or trust company shall have a credit rating from S&P of “A-1+” and a credit rating from Moody’s of “P-1” in the case of certificates of deposit or short-term deposits, or a rating from S&P not lower than “AA,” and a rating from Moody’s not lower than “Aa2”;

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(iii) commercial paper having, at the earlier of (x) the time of the investment and (y) the time of the contractual commitment to invest therein, a rating from S&P of “A-1+” and a rating from Moody’s of “P-1”;

(iv) bankers’ acceptances issued by any depositary institution or trust company described in clause (ii) above;

(v) investments in money market funds rated “AAAm” by S&P and “Aaa” by Moody’s;

(vi) Eurodollar time deposits having a credit rating from S&P of “A-1+” and a credit rating from Moody’s of “P-1”;

(vii) repurchase agreements involving any of the Permitted Investments described in clauses (i) and (vi) above and the certificates of deposit described in clause (ii) above which are entered into with a depository institution or trust company, having a commercial paper or short-term certificate of deposit rating of “A-1+” by S&P (or as otherwise agreed to by S&P) and “P-1” by Moody’s; and

(viii) any other instruments or securities, if the Rating Agencies, if any, confirm in writing that the investment in such instruments or securities will not adversely affect any ratings with respect to any Series of Indenture Notes.

“Permitted Liens” means (i) Liens for current taxes not delinquent or for taxes being contested in good faith and by appropriate proceedings, and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (ii) mechanics’, materialmen’s, landlords’, warehousemen’s and carriers’ Liens, and other Liens imposed by law, securing obligations arising in the ordinary course of business that are not more than thirty days past due or are being contested in good faith and by appropriate proceedings and with respect to which adequate reserves have been established, and are being maintained, in accordance with GAAP, (iii) Liens in favor of the Trustee pursuant to the Indenture and Liens in favor of the Collateral Agent pursuant to the Collateral Agency Agreement, and (iv) Liens in favor of an Enhancement Provider, provided, however, that such Liens referred to in this clause (iv) are subordinate to the Liens in favor of the Trustee and the Collateral Agent and have been consented to by each of the Trustee and the Collateral Agent.

“Person” means any natural person, corporation, business trust, joint venture, association, company, partnership, limited liability company, joint stock company, corporation, trust, unincorporated organization or Governmental Authority.

“Physical Property” means banker’s acceptances, commercial paper, negotiable certificates of deposits and other obligations that constitute “instruments” within the meaning of Section 9-102(a)(47) of the applicable UCC and are susceptible to physical delivery and Certificated Securities.

“Plan” means any “employee pension benefit plan”, as such term is defined in ERISA, which is subject to Title IV of ERISA (other than a “multiemployer plan”, as defined in Section 4001 of ERISA) and to which any company in the Controlled Group has liability,

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including any liability by reason of having been a substantial employer within the meaning of Section 4063 of ERISA for any time within the preceding five years or by reason of being deemed to be a contributing sponsor under Section 4069 of ERISA.

“Potential Amortization Event” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Amortization Event.

“Potential Operating Lease Event of Default” means any occurrence or event which, with the giving of notice, the passage of time or both, would constitute an Operating Lease Event of Default.

“Power of Attorney” means a power of attorney in the form of Exhibit B to the Collateral Agency Agreement.

“Principal Amount” means, with respect to each Series of Indenture Notes, the amount specified in the applicable Series Supplement.

“Principal Collections” means any Collections other than Interest Collections.

“Principal Distribution Period” means, with respect to any Series of Indenture Notes, the period, if any, specified in the applicable Series Supplement.

“Principal Payment Amount” means, with respect to any Class of Indenture Notes, the amount (or amounts) specified in any applicable Series Supplement.

“Principal Terms” has the meaning specified in Section 2.3 of the Base Indenture.

“Proceeds” has the meaning specified in Section 9-102(a)(64) of the applicable UCC.

“Qualified Institution” means a depository institution organized under the laws of the United States of America or any State thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or any State thereof and subject to supervision and examination by federal or state banking authorities which at all times has the Required Rating and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the FDIC.

“Qualified Insurer” means a financially sound and responsible insurance company duly authorized and licensed where required by law to transact business and having a general policy rating of “A” or better by A.M. Best Company, Inc.

“Qualified Trust Institution” means an institution organized under the laws of the United States of America or any State thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or any State thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) has capital, surplus and undivided profits of not less than $50,000,000 as set forth in its most recent published annual report of condition, and (iii) has a long term deposits rating of not less than “BBB-” by S&P, and “Baa3” by Moody’s.

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“Rapid Amortization Period” means, with respect to any Series of Notes, the period, if any, specified in the applicable Series Supplement.

“Rating Agency” with respect to any Series of Indenture Notes, has the meaning specified in the applicable Series Supplement; provided, that, if a Rating Agency ceases to rate the Indenture Notes of any Series of Indenture Notes, such Rating Agency shall be deemed to no longer constitute a Rating Agency for any purpose with respect to such Series of Indenture Notes.

“Rating Agency Condition” with respect to any Series of Indenture Notes, has the meaning specified in the applicable Series Supplement.

“Reassignment Claim” has the meaning specified in Section 2.2 of the Collateral Agency Agreement.

“Reassignment Report” has the meaning specified in Section 2.2 of the Collateral Agency Agreement.

“Record Date” means, with respect to any Series of Indenture Notes and any Payment Date, the date specified in the applicable Series Supplement.

“Registered Organization” means “registered organization” within the meaning of Section 9-102(a)(70) of Revised Article 9.

“Registrar” has the meaning specified in Section 2.5(a) of the Base Indenture.

“Related Document Actions” has the meaning specified in Section 12.2(c) of the Base Indenture.

“Related Documents” means, collectively, the Base Indenture, each Series Supplement (other than a Segregated Series Supplement), the Indenture Notes, the Collateral Agency Agreement, the ZVF LLC Agreement, any Enhancement Agreement, the Administration Agreement, the Depository Agreements, the Collection Account Control Agreement, the Back-Up Administration Agreement, the Back-Up Disposition Agent Agreement, any agreements relating to the issuance or the purchase of any Series of Indenture Notes, the ZVF Lease and the Supplemental Documents relating to the ZVF Lease.

“Related Month” means, (i) with respect to any Payment Date or Determination Date, the most recently ended calendar month, (ii) with respect to any other date, the calendar month in which such date occurs and (iii) with respect to an Interest Period, the calendar month in which such Interest Period commences; provided, however, that with respect to the above clause (i), the initial Related Month shall be the period from and including the Initial Closing Date to and including the last day of the calendar month in which the Initial Closing Date occurs.

“Related Vehicle Collateral” has the meaning specified in Section 5.1(a) of the Collateral Agency Agreement.

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“Rent” has the meaning specified in Section 4.3 of the ZVF Lease.

“Reportable Event” has the meaning specified in Title IV of ERISA.

“Required Asset Amount” means, with respect to any Series of Notes, the amount specified in the applicable Series Supplement.

“Required Enhancement Amount” means, with respect to any Series of Notes, the amount specified in the applicable Series Supplement.

“Required Noteholders” has the meaning specified, with respect to any Series of Indenture Notes, in the applicable Series Supplement.

“Required Rating” means (i) a short-term certificate of deposit rating from Moody’s of “P-1,” and from S&P of at least “A-1” and (ii) a long-term unsecured debt rating of not less than “Aa3” by Moody’s and not less than “A-” by S&P.

“Requirements of Law” means, with respect to any Person or any of its property, the certificate of incorporation or articles of association and by-laws, limited liability company agreement, partnership agreement or other organizational or governing documents of such Person or any of its property, and any law, treaty, rule or regulation, or determination of any arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act and retail installment sales acts).

“Requisite Indenture Investors” means Indenture Noteholders holding in excess of 50% of the Aggregate Indenture Principal Amount; provided, however, that, upon the occurrence and during the continuance of an Amortization Event with respect to any Series of Indenture Notes held by a Committed Purchaser, the purchase commitment of such Committed Purchaser with respect to such Series shall be deemed to be zero.

“Requisite Investors” means Noteholders holding in excess of 50% of the sum of (a) the Aggregate Principal Amount and (b) the sum of the unutilized purchase commitments of the Committed Purchasers (excluding, for the purposes of making the foregoing calculation, any Notes held by any Affiliate of Zipcar (other than an Affiliate Issuer with respect to such Notes) and the unutilized purchase commitments of any Committed Purchasers in respect of a Segregated Series of Notes); provided, however that, upon the occurrence and during the continuance of an Amortization Event with respect to any Series of Notes held by a Committed Purchaser, the purchase commitment of such Committed Purchaser with respect to such Series shall be deemed to be zero.

“Responsible Officer” means, with respect to the Collateral Agent, any officer within the corporate trust department of the Collateral Agent, including any Vice President, Assistant Vice President or Associate of the Corporate Trust Office, or any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject, or any successor thereto responsible for the administration of the Collateral Agency Agreement.

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“Revised Article 8” means Article 8 of the New York UCC.

“Revised Article 9” means Article 9 of the New York UCC.

“Revolving Period” means, with respect to any Series of Notes, the period specified in the applicable Series Supplement.

“S&P” or “Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.

“Scion” means Scion, a division of Toyota, and its successors.

“Securities Act” means the Securities Act of 1933, as amended.

“Segregated Collateral Agency Series” means any Segregated Series of Notes with respect to which the Collateral Agent shall act as collateral agent pursuant to the Collateral Agency Agreement, as specified in the related Series Supplement.

“Segregated Collection Account” means the collection account or other account designated in a Series Supplement to receive certain collections with respect to the Series-Specific Collateral for such Segregated Series; provided, that, if any such Series Supplement designates an alternate method for treating collections with respect to the Series-Specific Collateral for such Segregated Series, references to the “Segregated Collection Account” for such Segregated Series shall be deemed to be references to such alternate method.

“Segregated Non-Collateral Agency Series” means any Segregated Series of Notes with respect to which the Collateral Agent does not act as collateral agent pursuant to the Collateral Agency Agreement, as specified in the applicable Series Supplement.

“Segregated Noteholder” means the Person in whose name a Segregated Note is registered in the Note Register.

“Segregated Notes” has the meaning specified in the recitals to the Base Indenture.

“Segregated Series” is defined in Section 2.3(b) of the Base Indenture.

“Segregated Series Lease” means any lease relating to a Segregated Series of Notes, between ZVF, as lessor thereunder, and Zipcar, as lessee and as servicer, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“Segregated Series Note Obligations” means all principal and interest, at any time and from time to time, owing by ZVF on a particular Segregated Series of Notes and all costs, fees and expenses payable by, or obligations of, ZVF under the Indenture, the related Segregated Series Supplement and/or the Related Documents (other than any Related Documents or portions thereof relating solely to any other Segregated Series or relating solely to any Series of Notes) to the extent relating solely to the related Series-Specific Collateral.

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“Segregated Series of Notes” means one or more Segregated Series, as the context may require.

“Segregated Series Supplement” means any Series Supplement relating to a Segregated Series of Notes.

“Series Account” means any account or accounts established pursuant to a Series Supplement for the benefit of a Series of Indenture Notes.

“Series Closing Date” means, with respect to any Series of Indenture Notes, the date of issuance of such Series of Indenture Notes, as specified in the applicable Series Supplement.

“Series of Indenture Notes” means, collectively, each Series of Notes and each Segregated Series of Notes.

“Series of Notes” or “Series” means one or more series of Notes issued and authenticated pursuant to the Base Indenture and the applicable Series Supplement (for the avoidance of doubt, excluding any Segregated Series of Notes).

“Series-Specific Collateral” is defined in Section 2.3(b)(i) the Base Indenture.

“Series-Specific Swap Agreement” means one or more interest rate swap contracts, interest rate cap agreements or similar contracts entered into by ZVF in connection with the issuance of a Series of Indenture Notes, as specified, and designated as a “Series-Specific Swap Agreement” in the applicable Series Supplement, providing limited protection against interest rate risks solely with respect to such Series of Indenture Notes.

“Series Supplement” means a supplement to the Base Indenture complying (to the extent applicable) with the terms of Section 2.3 of the Base Indenture.

“Servicer” means Zipcar, in its capacity as servicer under the ZVF Lease or any Segregated Series Lease and the Collateral Agency Agreement, as applicable.

“Servicer Default” has the meaning specified in Section 16.7 of the ZVF Lease.

“Smart” means Smart, a division of Daimler, and its successors.

“Special Term” has the meaning specified in Section 3.1 of the ZVF Lease.

“Specified Bankruptcy Opinion Provisions” means the provisions contained in the legal opinions delivered in connection with the issuance of each Series of Indenture Notes or, if applicable, amendments to the Related Documents, in each case, relating to the non-consolidation of Zipcar and its Affiliates and ZVF.

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“Specified Potential Amortization Event” mean a Potential Amortization Event under clause (a), (d), (f) or (h) of Section 9.1 of this Base Indenture.

“Subaru” means Subaru of America, Inc., a New Jersey corporation, and its successors.

“Subordinated Series of Indenture Notes” means a subordinated Series of Indenture Notes (other than, for the avoidance of doubt, a subordinated Class of Indenture Notes issued pursuant to a Series Supplement) which is fully subordinated to each Series of Indenture Notes Outstanding (other than any other previously issued Subordinated Series of Indenture Notes).

“Subsidiary” means, with respect to any Person (herein referred to as the “parent”), any corporation, partnership, association or other business entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or (b) that is, at the time any determination is being made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

“Supplement” means a supplement to the Base Indenture complying (to the extent applicable) with the terms of Article 12 of the Base Indenture.

“Supplemental Documents” has the meaning specified in Section 2.1 of the ZVF Lease.

“Swap Agreement” means one or more interest rate swap contracts, interest rate cap agreements or similar contracts (other than a Series-Specific Swap Agreement) entered into by ZVF in connection with the issuance of a Series of Notes, as specified, and designated, as a “Swap Agreement”, in the applicable Series Supplement, providing limited protection against interest rate risks.

“Swap Payments” means amounts payable to or receivable by ZVF pursuant to any Swap Agreement.

“Tax Opinion” means an Opinion of Counsel to be delivered in connection with the issuance of a new Series of Indenture Notes to the effect that, for United States federal income tax purposes, (i) the issuance of such new Series of Indenture Notes will not affect adversely the United States federal income tax characterization of any Series of Indenture Notes Outstanding or Class thereof that was (based upon an Opinion of Counsel) characterized as debt at the time of their issuance and (ii) ZVF will not be classified as an association or as a publicly traded partnership taxable as a corporation for United States federal income tax purposes.

“Term” has the meaning specified in Section 3.2 of the ZVF Lease.

“Termination Value” means, with respect to any ZVF Vehicle, as of any date, an amount equal to (i) the Capitalized Cost of such ZVF Vehicle, minus (ii) all Depreciation Charges for such ZVF Vehicle accrued prior to such date under the ZVF Lease (including the monthly Depreciation Charges to accrue with respect to the calendar month in which such date occurs).

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“Toyota” means Toyota Motor Sales, U.S.A., Inc., a California corporation, and its successors, provided, that for determination of ratings by the Rating Agencies, “Toyota” means Toyota Motor Corporation and its successors.

“Trustee” means the party named as such in the Indenture until a successor replaces it in accordance with the applicable provisions of the Indenture and thereafter means the successor serving thereunder.

“Trust Officer” means any officer within the corporate trust department of the Trustee, including any Vice President, Assistant Vice President or Associate of the Corporate Trust Office, or any trust officer, or any officer customarily performing functions similar to those performed by the person who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject, or any successor thereto responsible for the administration of the Base Indenture.

“UCC” means the Uniform Commercial Code as in effect from time to time in the specified jurisdiction.

“United States” or “U.S.” means the United States of America, its fifty States and the District of Columbia.

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“U.S. Government Obligations” means direct obligations of the United States of America, or any agency or instrumentality thereof for the payment of which the full faith and credit of the United States of America is pledged as to full and timely payment of such obligations.

“Vehicle” means a ZVF Vehicle or a ZVF Segregated Vehicle.

“Vehicle Collateral” means the collective reference to the ZVF Vehicle Collateral and the ZVF Segregated Vehicle Collateral.

“Vehicle Funding Date” has the meaning specified in Section 3.1 of the ZVF Lease.

“Vehicle Operating Lease Commencement Date” has the meaning specified in Section 3.1 of the ZVF Lease.

“Vehicle Operating Lease Expiration Date” has the meaning specified in Section 3.1 of the ZVF Lease.

“Vehicle Purchase Price” has the meaning specified in Section 2.4 of the ZVF Lease.

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“Vehicle Return Default” has the meaning specified in Section 16.6 of the ZVF Lease.

“Vehicle Term” has the meaning specified in Section 3.1 of the ZVF Lease.

“Vehicle Turn-In Condition” has the meaning specified in Section 13.1 of the ZVF Lease.

“VIN” means vehicle identification number.

“Volkswagen” means Volkswagen of America, Inc., a New Jersey corporation, and its successors.

“Volvo” means Volvo Cars of North America, LLC, a Delaware limited liability company, and its successors.

“written” or “in writing” means any form of written communication, including, without limitation, by means of telex, telecopier device, telegraph or cable.

“Zipcar” means Zipcar, Inc., a Delaware corporation, and its successors.

“ZVF” means Zipcar Vehicle Financing LLC, a Delaware limited liability company, and its successors.

“ZVF Lease” means the Master Motor Vehicle Operating Lease and Servicing Agreement, dated May 24, 2010, between ZVF, as lessor thereunder, and Zipcar, as lessee and as servicer, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

“ZVF LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of ZVF, dated as of May 24, 2010, as amended, modified or supplemented from time to time in accordance with its terms.

“ZVF Management Agreement” means each of the Management Agreements with one or more of the members of the Board of Directors of ZVF, as amended, modified or supplemented from time to time in accordance with its terms.

“ZVF Segregated Vehicle” means a passenger automobile or light-duty truck which is owned by ZVF and leased by ZVF to the Lessee pursuant to a Segregated Series Lease.

“ZVF Segregated Vehicle Collateral” has the meaning specified in Section 2.1(b) of the Collateral Agency Agreement.

“ZVF Vehicle” means a passenger automobile or light-duty truck which is owned by ZVF and leased by ZVF to the Lessee pursuant to the ZVF Lease.

“ZVF Vehicle Collateral” has the meaning specified in Section 2.1(a) of the Collateral Agency Agreement.

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EXHIBIT A

TO BASE INDENTURE

FORM OF MONTHLY SERVICING CERTIFICATE

ZIPCAR VEHICLE FINANCING LLC

Pursuant to Section 4.1(c) of the Base Indenture dated as of May 24, 2010 for Car Sharing Asset Backed Notes (Issuable in Series) by and between Zipcar Vehicle Financing LLC, as Issuer, and Deutsche Bank Trust Company Americas, as Trustee (the “Base Indenture”), the undersigned ______________, _______________ of Zipcar Vehicle Financing LLC, does hereby certify to the best of his knowledge after due investigation that:

1.	Attached hereto is a true and correct copy of the Monthly Noteholders’ Statement hereby delivered on or before the fourth Business Day prior to the upcoming Payment Date pursuant to Section 4.1(d) of the Base Indenture.

The undersigned has read the provisions of the Indenture relating to the foregoing, has made due investigation into the matters discussed herein, which investigation has enabled him to express an informed opinion on the foregoing and, in the opinion of the undersigned, those conditions or covenants contained in the Base Indenture which relate to the above matters have been complied with.

Capitalized terms used herein shall have the meanings set forth in the Base Indenture and Schedule I (Definitions List) thereto.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate this ___ day of ________, ____.

Name: Title